 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material under Rule 14a-12

China Direct Industries, Inc.
____________________________________________

(Name of Registrant as Specified In Its Charter)

N/A
____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]         No fee required.

[  ]          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)
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January 28, 2010

Dear Shareholders:

You are cordially invited to attend the 2009 annual meeting of the shareholders of China Direct Industries, Inc. on Monday, March 15, 2010, at 1:00 p.m., Eastern Standard Time, at our corporate offices at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida, 33441-1856. Matters on which action will be taken at the meeting are explained in detail in the attached Notice and Proxy Statement.

We are pleased to be furnishing our proxy materials through a “notice and access” model. Instead of mailing printed copies to each shareholder, on or about January 28, 2010 we mailed a Notice of Internet Availability which contained instructions on how to access your proxy materials through the Internet, how each shareholder can receive a paper copy of the proxy materials, including our Proxy Statement, our 2009 Transition Report for the nine months ended September 30, 2009 on Form 10-K and a form of proxy card, and how to access your proxy card to vote by mail, through the Internet or by fax. We believe this process will expedite your receipt of proxy materials, lower the cost of the annual meeting, and help to conserve natural resources.

We sincerely hope that you will be able to attend the meeting in person, and we look forward to seeing you. Whether or not you expect to be present, please promptly vote as your vote is important. Instructions regarding the various methods of voting are contained on the proxy card, including voting by mail, through the Internet and by fax.  If you attend the annual meeting, you may revoke your proxy and vote your own shares.

Sincerely, China Direct Industries, Inc. Yuejian (James) Wang, Ph.D. Chairman of the Board, Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 15, 2010

To the shareholders of China Direct Industries, Inc.

You are cordially invited to attend the annual meeting of shareholders of China Direct Industries, Inc. to be held at our corporate offices located at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida, 33441-1856 on Monday, March 15, 2010 at 1:00 PM Eastern Standard Time. At the annual meeting you will be asked to vote on the following matters:

	To elect a board of directors consisting of six members;
	To ratify the appointment of Sherb & Co., LLP as our independent registered public accounting firm;

To approve an amendment to our Bylaws to decrease the quorum requirement for meetings of our shareholders to one-third (1/3) of the voting power of our issued and outstanding shares entitled to vote, whether represented in person or by proxy at shareholder meetings; and

	To consider and act upon any other business as may properly come before the annual meeting or any adjournments thereof.

The board of directors recommends that you vote FOR Proposals 1, 2 and 3. These items of business are more fully described in the proxy statement that is attached to this Notice. The board of directors has fixed the close of business on January 21, 2010 as the Record Date for determining the shareholders that are entitled to notice of and to vote at the annual meeting and any adjournments thereof.

It is important that your shares are represented and voted at the meeting. If you received the proxy materials by mail, you can vote your shares by completing, signing, dating, and returning your completed proxy card, by mail, over the Internet or by fax. If you received the proxy materials over the Internet, a proxy card was not sent to you, and you may vote your shares over the Internet. To vote by fax or Internet, follow the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

You may attend the annual meeting and vote in person even if you have previously voted by proxy in one of the three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2010.

The Notice of Annual Meeting, Proxy Statement, the proxy card and 2009 Transition Report for the nine month transition period ended September 30, 2009 are available at http://www.iproxydirect.com/cdii.

By Order of the Board of Directors

Lazarus Rothstein, Secretary

Deerfield Beach, Florida
January 28, 2010

Shareholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies
____________________

PROXY STATEMENT
____________________

FOR

ANNUAL MEETING OF SHAREHOLDERS

GENERAL

The enclosed proxy is solicited on behalf of the board of directors of China Direct Industries, Inc. for use at our annual meeting of shareholders to be held on Monday, March 15, 2010 at 1:00 PM, Eastern Standard Time, and at any adjournments thereof.  The annual meeting will be held at our corporate offices located at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida, 33441.  Voting materials, including this proxy statement, the proxy card and our 2009 Transition Report on Form 10-K for the nine months ended September 30, 2009, are being made available to all or our shareholders on or about January 28, 2010.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our shareholders and answers to each of those questions.

What may I vote on at the annual meeting?

At the annual meeting, shareholders will consider and vote upon the following matters:

•	to elect a board of directors consisting of six members;
•	to ratify the appointment of Sherb & Co., LLP as our independent registered public accounting firm;
•
to approve an amendment to our Bylaws to decrease the quorum requirement for meetings of our shareholders to one-third (1/3) of the voting power of our issued and outstanding shares entitled to vote, whether represented in person or by proxy at shareholder meetings; and

•	such other matters as may properly come before the annual meeting or any adjournments thereof

How does the board of directors recommend that I vote on the proposals?

The board of directors recommends a vote “FOR” each of the nominees to the board of directors, “FOR” the proposal ratifying the appointment of Sherb & Co., LLP, and “FOR” the proposal approving an amendment and restatement to our Bylaws to decrease the quorum requirement for meetings of our shareholders to one-third (1/3) of the voting power of our issued and outstanding shares entitled to vote, whether represented in person or by proxy at shareholder meetings.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the U.S. Securities and Exchange Commission (SEC), rather than mailing a printed copy of our proxy materials to each shareholder of record, we will send each of our shareholders a Notice of Internet Availability of Proxy Materials "Notice", which indicates how our shareholders may:

•	access their proxy materials over the Internet;
•	make a one-time request to receive a printed set of proxy materials by mail; or
•	make a permanent election to receive all of their proxy materials in printed form by mail or electronically by e-mail.

        The Notice will also include your control number and instructions for voting your proxy over the Internet.  If you no longer have your Notice and need to obtain your control number, you may contact us at 1-866-752-8683.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•	view our proxy materials for the annual meeting over the Internet; and
•	instruct us to send our future proxy materials to you electronically by e-mail instead of sending you printed copies by mail.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings of shareholders on the environment.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you terminate it. Our 2009 Transition Report for the nine month transition period ended September 30, 2009 on Form 10-K accompanies these proxy materials but is not considered part of the proxy soliciting materials.

How do I vote?

You can vote either in person at the annual meeting or by proxy, by mail, by fax or over the Internet whether or not you attend the annual meeting.  To obtain directions to attend the annual meeting, please call (954) 363-7333.  If your shares are registered directly in your name with our transfer agent, Computershare Trust Co., Inc., you are considered the shareholder of record with respect to those shares and we are sending a Notice directly to you.  As the shareholder of record, you have the right to vote in person at the annual meeting.  If you choose to do so, you can bring the proxy card that is part of this proxy statement or vote at the annual meeting using the ballot provided at the meeting.  Even if you plan to attend the annual meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting in person.

Most of our shareholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name.  In that case, you are considered the beneficial owner of shares held in street name, and the Notice is being forwarded to you.  As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the annual meeting in order to vote in person.

        You can vote by proxy in threeways:

•	by mail – If you received your proxy materials by mail, you can vote by mail by using the enclosed proxy card;
•	by Internet – You can vote by Internet by following the instructions on the Notice to access the proxy materials or on your proxy card if you received your materials by mail; and
•	By fax – 212-521-3464.

        If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate.

        The Internet and fax voting system for shareholders of record will close at 11:59 p.m., Eastern Standard Time, on March 14, 2010.  Please refer to the proxy card for details on all methods of voting.

What happens if additional matters are presented at the annual meeting?

Other than the election of directors, the ratification of the appointment of our auditor and the approval of an amendment and restatement of our Bylaws, we are not aware of any other business to be acted upon at the annual meeting.  If you grant a proxy, the person named as proxy holder, Mr. Lazarus Rothstein, our Executive Vice President, General Counsel and Corporate Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

What happens if I do not give specific voting instructions?

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the annual meeting.  If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to the ratification of the appointment of Sherb & Co., LLP as our independent registered public accounting firm which is considered a routine matter. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, including the election of directors and the approval of the amendment to our Bylaws, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

What is the quorum requirement for the annual meeting?

On January 21, 2010, the Record Date for determining which shareholders are entitled to vote, there were 27,622,878 shares of our common stock outstanding which is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to a vote of our shareholders. A majority of our outstanding common shares as of the Record Date must be present at the annual meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum.  Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the annual meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card or voted by fax or by using the Internet.

How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may do this by signing a new proxy card with a later date, by voting on a later date by using the Internet (only your latest Internet proxy submitted prior to the annual meeting will be counted), or by attending the annual meeting and voting in person.  However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the annual meeting or specifically request in writing that your prior proxy be revoked.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within our company or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation of votes and certification of the vote; and
•	to facilitate a successful proxy solicitation.

        Any written comments that a shareholder might include on the proxy card will be forwarded to our management.

Where can I find the voting results of the annual meeting?

The preliminary voting results will be announced at the annual meeting.  The final voting results will be tallied by our transfer agent and Inspector of Elections and reported in a Current Report on Form 8-K which we will file with the SEC within four business days from the date of the annual meeting.  We will also make the results available on our website, which is www.cdii.net. We will identify a link to the results on the Investor Relations page of our website.

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our shareholders who may have more than one China Direct Industries stock account, we are delivering only one Notice to certain shareholders who share an address, unless otherwise requested.  If you share an address with another shareholder and have received only one Notice, you may write or call us to request to receive a separate Notice.  Similarly, if you share an address with another shareholder and have received multiple copies of the Notice, you may write or call us at the address and phone number below to request delivery of a single copy of this Notice.  For future annual meetings, you may request separate Notices, or request that we send only one Notice to you if you are receiving multiple copies, by writing or calling us at:

China Direct Industries, Inc.
Attention: Mr. Lazarus Rothstein,
Executive Vice President and General Counsel
431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
Telephone: (954) 363-7333

Who pays for the cost of this proxy solicitation?

We will pay the costs of the solicitation of proxies.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions.  In addition to soliciting proxies by mail, our board members, officers, and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

How can I obtain a copy of China Direct Industries’ 2009 Transition Report on Form 10-K?

You may obtain a copy of our Transition Report on Form 10-K for the nine month transition period ended September 30, 2009 by sending a written request to the address listed above under “How can I obtain a separate set of voting materials”.  We will furnish the Form 10-K without exhibits at no charge.  If you prefer a copy of the Form 10-K including exhibits, you will be charged a fee (which will be limited to our reasonable expenses in furnishing such exhibits).  Our 2009 Transition Report on Form 10-K is available in PDF format from the Investor Relations page of our website at www.cdii.net and our Form 10-K with exhibits is available on the website of the SEC at www.sec.gov.

What is the voting requirement to approve the proposals?

In the election of directors, the six persons receiving the highest number of (or plurality) “FOR” votes at the annual meeting will be elected. There will be no cumulative voting in the election of directors.  The proposal to ratify the appointment of Sherb & Co., LLP as our independent registered public accounting firm and the proposal to approve the amendment and restatement of our Bylaws to decrease the quorum requirement for meetings of our shareholders will be approved if the votes cast “FOR” each of the proposals exceed those cast against each of the respective proposals.  Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting.  Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting.  Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting.

How can I communicate with the non-employee directors on China Direct Industries’ board of directors?

The board of directors encourages shareholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our corporate secretary.  Shareholders can send communications by mail to:

Mr. Lazarus Rothstein,
Executive Vice President, General Counsel
and Corporate Secretary
China Direct Industries, Inc.
431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441

Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the board of directors or committees thereof or that our corporate secretary otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the board of directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing, calling or emailing China Direct Industries at:

Mr. Lazarus Rothstein
Executive Vice President, General Counsel
and Corporate Secretary
China Direct Industries, Inc.
431 Fairway Drive
Deerfield Beach, Florida 33441
Telephone: (954) 363-7333
Telecopier: (954) 363-7320
generalcounsel@cdii.net

CORPORATE GOVERNANCE

Board of Directors

The board of directors oversees our business affairs and monitors the performance of management.  In accordance with our corporate governance principles, the board of directors does not involve itself in day-to-day operations.  The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in board of directors and committee meetings.  Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director.  Biographical information about our directors is provided in “Election of Directors – Proposal No. 1” on page 21.

Director Independence

We are required to have a majority of independent directors within the meaning of applicable NASDAQ Stock Market Rules.  The board of directors has determined four of the six directors and nominees who would serve after March 15, 2010 are independent which excludes Dr. Yuejian (James) Wang, our Chief Executive Officer, and Mr. Yuwei Huang, our Executive Vice President - Magnesium.  The board of directors’ determinations of independence was made in accordance with applicable SEC and NASDAQ Stock Market Rules.

Board of Directors Meetings and Attendance

During the 2009 transition period, the board of directors held seven physical meetings.  No incumbent Director attended during their term, either in person or via telephone, fewer than 75% of the total meetings of the board of directors and at least 75% of the total meetings of the committees of the board of directors on which such director served.  The board of directors also approved certain actions by unanimous written consent. It is our policy that directors should make every effort to attend the annual meeting of shareholders.  Drs. Wang and Shen and Messrs. Barnes and Steiner were present at our annual shareholders meeting held on May 29, 2009.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial and accounting officer.  A copy of the Code of Business Conduct and Ethics is available on the Investor Relations page of our website at www.cdii.net.  We will post on our website any amendment to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers.

Complaints Regarding Accounting Matters

        The audit committee has established procedures for:

•	the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and
•	the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Communications with Directors

The board of directors has approved procedures for shareholders to send communications to individual directors or the non-employee directors as a group. Written correspondence should be addressed to the director or directors in care of Mr. Lazarus Rothstein, corporate secretary of China Direct Industries, Inc., at our primary address. Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the board of directors or committees thereof or that the corporate secretary otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by China Direct Industries that is addressed to the non-employee members of the board of directors and request copies of any such correspondence. You may also contact individual directors by calling our principal executive offices at (954) 363-7333.

Legal Proceedings

There are no legal proceedings to which any director, director nominee, officer or affiliate of our company, any owner of record or beneficially of more than 5% of common stock, or any associate of any such director, officer, affiliate of our company or security holder that is a party adverse to our company or any of our subsidiaries or has a material interest adverse to us.

Compliance With Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the nine month transition period ended September 30, 2009 and Forms 5 and amendments thereto furnished to us with respect to the nine month transition period ended September 30, 2009, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater shareholder failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the nine month transition period ended September 30, 2009 with the exception of one Form 4 filing by Philip Shen, Ph.D. in connection with a restricted stock award, three Form 4 filings by Andrew Weerarante in connection with three stock compensation awards and two sales, two Form 4 filings by Marc Siegel in connection with two stock compensation awards and one gift and one Form 3 filing by Huaqin (Kim) Chen in connection with her appointment as our Controller. Each of these reports were inadvertently filed late.

BOARD COMMITTEES

The board of directors has standing audit, compensation and nominating and governance committees.  Each of the audit committee, the compensation committee and the nominating and governance committee has a written charter.  The charters are available on our website at www.cdii.net.  Information concerning the current membership and function of each committee is as follows:

Board of Directors Committee Membership
Director	Audit Committee Member		Compensation Committee Member		Nominating and Governance Committee Member
Yuejian (James) Wang, Ph.D.
David Barnes	X	(1)	X		X
Sheldon Steiner	X		X	(1)	X	(1)
George Leibowitz (2)	X				X
Yuwei Huang (3)
Philip Y. Shen, Ph.D. (3)	X		X		X
Adam Wasserman (4)	X

(1)	Denotes Chairman.
(2)	Mr. Leibowitz did not standing for reelection to the board of directors at the annual meeting of shareholders and his term expired on May 29, 2009.
(3)	Appointed as a director effective January 26, 2009. Dr. Shen was appointed to the Audit Committee, Compensation Committee and Nomination and Governance Committee on May 29, 2009.
(4)	Appointed as a director and member of the audit committee effective January 13, 2010.

Audit Committee. The audit committee is responsible to the board of directors for the areas of audit and compliance, and oversees our financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the registered public accounting firm and supervises our compliance with legal and regulatory requirements. The current members of the audit committee are Messrs. Barnes (Chairman), Steiner and Wasserman and Dr. Shen. The board of directors has determined that each of Messrs. Barnes, Steiner and Wasserman are “audit committee financial experts” as defined under SEC rules. The board of directors has affirmatively determined that none of the members of the audit committee have a material relationship with us that would interfere with the exercise of independent judgment and each of the members of the audit committee are “independent” as defined in the applicable SEC and NASDAQ Stock Market Rules. The audit committee held 4 meetings during the 2009 transition period.

Compensation Committee. The compensation committee is responsible for establishing and reviewing our compensation and employee benefit policies.  The members of the compensation committee are Messrs. Steiner (Chairman) and Barnes and Dr. Shen, each of whom are “independent” directors within the meaning of the applicable SEC and NASDAQ Stock Market Rules.

The compensation committee reviews and recommends to the board of directors for approval the compensation for our Chief Executive Officer and all of our other executive officers, including salaries, bonuses and grants of awards under, and administration of, our equity incentive plans.  The compensation committee, among other things, reviews and recommends to the board of directors employees to whom awards will be made under our equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards. During the 2009 transition period the compensation committee met one time.

Nominating and Governance Committee. The nominating and governance committee was formed: (1) to assist the board of directors by identifying individuals qualified to become board members, and to recommend for selection by the board of directors the director nominees to stand for election for the next annual meeting of our shareholders; (2) to recommend to the board of directors director nominees for each committee of the board of directors; (3) to oversee the evaluation of the board of directors and management, and (4) to develop and recommend to the board of directors a set of corporate governance guidelines and enhancements to the Code of Business Conduct and Ethics.

NASDAQ Stock Market Rules require director nominees to be either selected, or recommended for the board of directors’ selection, either by a majority of our independent directors or our nominating and governance committee.  The nominating and governance committee is responsible for selecting those individuals to recommend to the entire board of directors for election to the board.  The committee will consider candidates for directors proposed by security holders.  The nominating and governance committee has no formal procedures for submitting candidates and, until otherwise determined, accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate’s qualifications to serve as a director.  If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission.  If the committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire board of directors to stand for election to the board.

The nominating and governance committee identifies director nominees through a combination of referrals, including by management, existing board members and security holders, and direct solicitations, where warranted.  Once a candidate has been identified the nominating and governance committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation.

Among the factors that the committee considers when evaluating proposed nominees are their knowledge and experience in business matters, finance, capital markets and mergers and acquisitions.  The committee may request references and additional information from the candidate prior to reaching a conclusion.  The committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.

The nominating and governance committee received no security holder recommendations for nomination to the board of directors in connection with the annual meeting of shareholders. Drs. Yuejian (James) Wang and Philip Y. Shen and Messrs. David Barnes, Sheldon Steiner and Yuwei Huang are incumbent directors standing for reelection.  Mr. Wasserman was appointed in January 2010 and is standing for election.

During the 2009 transition period the nominating and governance committee met one time.

DIRECTOR COMPENSATION

The board of directors' general policy on director compensation is that compensation for non-employee directors should consist of both cash and equity based compensation. The following table summarizes the compensation paid by us to our directors during the 2009 transition period.

Director Compensation Table for the 2009 Transition Period (1)

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Total ($)
Yuejian (James) Wang (3)	$-	$-	$-
Yuwei Huang (3)	$-	$-	$-
David Barnes	$22,500	$43,364	$65,854
Sheldon Steiner	$19,500	$43,364	$62,864
Philip Y. Shen (4)	$12,800	$46,074	$58,874
George Leibowitz (5)	$13,750	$15,013	$28,763
Adam Wasserman (6)	$-	$-	$-

(1)
No members of the board of directors received compensation in the form of option awards, Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings, or any other forms of Compensation in excess of the $10,000 in the aggregate in the 2009 transition period.

(2)
All Stock Awards include the grant of restricted stock awards pursuant to our 2008 Non Executive Compensation Plan.  The amounts reflected for Stock Awards in the table above represent the dollar amount recognized for financial statement reporting purposes with respect to the 2009 transition period for the fair value of securities granted in that period in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (formerly FAS 123R) (“ASC Topic 718”). Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be realized upon their sale.

(3)
In accordance with our board of directors' general policy directors who are full time employees (currently Dr. Wang and Mr. Huang) are not paid for board service in addition to their regular employee compensation.

(4)	Dr. Shen was appointed to the board of directors on January 26, 2009.
(5)
Mr. Leibowitz did not stand for reelection to the Board at the annual meeting of shareholders on May 29, 2009.  All amounts paid to Mr. Leibowitz are for his services on the Board prior to May 29, 2009.

(6)	Mr. Wasserman was appointed to the board of directors on January 13, 2010; as such Mr. Wasserman did not receive any compensation in the 2009 transition period.

On May 30, 2008, the board of directors approved the following compensation for non-employee directors (currently all directors other than Dr. Wang and Mr. Huang).  Each non-employee director is paid an annual retainer of $20,000 and $750 for each day they attend in person a Board or committee meeting.  The Chairman of the Audit Committee also receives an annual retainer of $4,000.  The annual retainers are paid in quarterly installments during the directors’ one year term in office.  Additionally, upon election to the board of directors on May 30, 2008, the board of directors of directors granted each of Messrs. Barnes, Leibowitz and Steiner 5,000 shares of our restricted common stock.  The restricted common stock vests in equal quarters during the directors’ term but only if the director is still a director of our company at the time of vesting.

        The board of directors appointed Dr. Shen as a Director commencing on January 26, 2009 terminating on May 31, 2009.  The board of directors approved the following compensation for Dr. Shen; $5,000 payable per quarter and $750 for each board of directors meeting he attends in-person.  Additionally, the board of directors granted Dr. Shen a restricted stock award of 5,555 shares of our common stock; 4,000 shares vested on April 26, 2009 and 1,555 vested on July 26, 2009.

On April 2, 2009, the board of directors approved the following annual compensation for non-employee directors (currently all directors other than Dr. Wang and Mr. Huang).  Each non-employee director will continue to be paid an annual retainer of $20,000 and $750 for each day they attend in person a board of directors or committee meeting.  The Chairman of the Audit Committee will also receive an annual retainer of $4,000.  The annual retainers will be paid in quarterly installments during the directors’ one year term in office.  Additionally, the board of directors granted each of Messrs. Barnes, Leibowitz, and Steiner and Dr. Shen 37,000 shares of our restricted common stock.  The restricted common stock will vest in equal quarters on May 30, 2009, August 31, 2009, November 30, 2009 and February 28, 2010 but only if the director is still a director of our company at the time of vesting.  The shares of restricted stock which have not vested hold voting rights and are eligible for the payment of dividends, if the board of directors were to declare dividends on our common stock.  The grant of restricted stock is made in addition to the directors’ annual cash retainers and meeting attendance fees.

In connection with the appointment of Mr. Wasserman to the board of directors on January 13, 2010, the board of directors agreed to pay Mr. Wasserman an annual retainer of $16,000 and $750 for each day he attends in person a board of directors meeting.  The annual retainer will be paid in quarterly installments during Mr. Wasserman’s term in office.  Additionally, Mr. Wasserman will be granted 16,000 shares of our restricted common stock.  The restricted common stock will vest in equal quarters on March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010 but only if Mr. Wasserman is still a director of our company at the time of vesting.  All compensation will be paid on a prorated basis over the period of time Mr. Wasserman serves on the board of directors. The shares of restricted stock which have not vested hold voting rights and are eligible for the payment of dividends, if the board of directors were to declare dividends on our common stock.

On January 25, 2010, the compensation committee of our board of directors authorized us to offer certain holders of options to purchase shares of our common stock the right to cancel those options in exchange for shares of our common stock.  As part of this plan, each of Messr. Barnes and Steiner are entitled to immediately exchange previously awarded options to purchase 12,500 shares of our common stock at $3.00 per share for 6,250 shares of our common stock upon acceptance of our exchange offer.

AUDIT COMMITTEE REPORT

Report of the Audit Committee of the board of directors

The audit committee provides assistance to the board of directors in fulfilling its oversight responsibilities relating to our corporate accounting and reporting practices toward assurance of the quality and integrity of our consolidated financial statements.  The purpose of the audit committee is to serve as an independent and objective party to monitor our financial reporting process and internal control system; oversee, review and appraise the audit activities of our independent registered public accounting firm and internal auditing function, maintain complete, objective and open communication between the board of directors, the independent accountants, financial management, and the internal audit function.

Our independent registered public accounting firm reports directly to the audit committee and the audit committee is solely responsible to appoint or replace our independent registered public accounting firm, and to assure its independence and to provide oversight and supervision thereof.  The audit committee determines compensation of the independent registered public accounting firm and has established a policy for approval of non-audit related engagements awarded to the independent registered public accounting firm. Such engagements must not impair the independence of the registered public accounting firm with respect to our company as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the audit committee.  The audit committee determines the extent of funding that we must provide to the audit committee to carry out its duties, and has determined that such amounts were sufficient in the 2009 transition period.

With respect to the nine month transition period ended September 30, 2009, in addition to its other work, the audit committee:

•	Reviewed and discussed with management our audited consolidated financial statements as of September 30, 2009 and the year then ended;
•
Discussed with Sherb & Co., LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements;

•
Received from Sherb & Co., LLP written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. In addition, the audit committee discussed with Sherb & Co., LLP its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence; and

•	Reviewed and discussed with management our audited consolidated financial statements as of September 30, 2009 and the year then ended.

The audit committee recommended, based on the review and discussion summarized above, that the board of directors include the audited consolidated financial statements in the 2009 Transition Report on Form 10-K for the nine months ended September 30, 2009 for filing with the SEC.

Audit Committee of the board of directors of China Direct Industries, Inc.

David Barnes, Chairman
Sheldon Steiner
Philip Y. Shen

Information About Auditors

The audit committee of the board of directors has appointed Sherb & Co., LLP as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for the 2009 transition period and to report on our consolidated balance sheets, statements of income and other related statements.  Sherb & Co., LLP has served as our independent registered public accounting firm since 2006.  The audit committee charter includes the procedures for pre-approval of all fees charged by our independent registered public accounting firm.  Under the procedure, the audit committee of the board of directors approves the engagement letter with respect to audit, tax and review services.  Other fees are subject to pre-approval by the audit committee.  The audit and audit-related fees paid to the auditors with respect to the 2009 transition period were pre-approved by the audit committee of the board of directors.

Fees and Services

The following table shows the fees that were billed for the audit and other services provided by Sherb & Co., LLP for the 2009 transition period and December 31, 2008.

	2009 Transition Period	2008
Audit Fees	$205,000	$328,000
Audit-Related Fees	9,824	-
Tax Fees	-	-
All Other Fees	22,000	6,500
Total	$236,824	$334,500

Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firm in connection with engagements for those years and services that are normally provided by our independent registered public accounting firm in connection with statutory audits and SEC regulatory filings or engagements.

Audit-Related Fees – This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”.

Tax Fees – This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.  The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees – This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedure for Audit and Permitted Non-Audit Services

The audit committee has developed policies and procedures regarding the approval of all non-audit services that are to be rendered by our independent registered public accounting firm, as permitted under applicable laws, and the corresponding fees for such services. In situations where the full audit committee is unavailable to pre-approve any permitted non-audit services to be rendered by our independent registered public accounting firm: (i) our chief financial officer and general counsel will evaluate the proposed engagement to confirm that the engagement is not prohibited by any applicable rules of the SEC or Nasdaq, (ii) following such confirmation by the chief financial officer and the general counsel, the chairperson of the audit committee will determine whether we should engage our independent registered public accounting firm for such permitted non-audit services and, if so, negotiate the terms of the engagement with our independent registered public accounting firm, and (iii) the chairperson of the audit committee will report to the full audit committee at its next regularly scheduled meeting about any engagements of our independent registered public accounting firm for permitted non-audit services that have been approved by the chairperson. Alternatively, after confirmation by the chief financial officer and the general counsel, the full committee may pre-approve engagements of our independent registered public accounting firm at audit committee meetings.

Consistent with these policies and procedures, all audit services and non-audit services and all fees associated with such services performed by our independent registered public accounting firm in the nine month transition period ended September 30, 2009 and the fiscal year ended December 31, 2008 were pre-approved by the chairperson of the audit committee and ratified by the audit committee or approved by the full audit committee.

Compensation Committee Interlocks and Insider Participation

During the nine month transition period ended September 30, 2009, each of Messrs. Steiner and Barnes and Dr. Shen were the members of the compensation committee; Mr. Steiner served as the Chairman of the committee.

Each of Messrs. Steiner and Barnes and Dr. Shen:

•	was not, during the nine month transition period ended September 30, 2009, an officer or employee of our company,
•	was not formerly an officer or employee of our company, or
•	did not have any relationship requiring disclosure by us under Certain Relationships and Related Transactions appearing later in this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in the twelve month period ended December 31, 2008 and the nine month transition period ended September 30, 2009 for:

•	our principal executive officer or other individual serving in a similar capacity;
•	our principal financial officer or other individual serving in a similar capacity;
•
our two most highly compensated executive officers other than our principal executive officer and principal financial officer who were serving as executive officers at September 30, 2009 as that term is defined under Rule 3b-7 of the Securities Exchange Act of 1934, whose compensation exceed $100,000; and

•	up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at September 30, 2009.

For definitional purposes these individuals are sometimes referred to as the “named executive officers”.  The value attributable to any stock or option awards is computed in accordance with ASC Topic 718 (formerly FAS 123R).  None of our named executive officers received compensation in the form of Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings, or any other forms of Compensation in excess of the $10,000 in the aggregate in the 2009 transition period and 2008.  The amounts reflected in columns (d) and (e) represent the dollar amount recognized for financial statement reporting purposes with respect to the 2009 transition period and 2008 for the fair value of securities granted in each respective year in accordance with ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be realized upon exercise.

Name and principal position (a)	Year (b)(1)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Total ($) (j)
Yuejian (James) Wang, Ph.D. (2)	2009	337,500		24,600	-	362,100
	2008	-	37,000	-	-	37,000

Yi (Jenny) Liu (3)	2009	35,000	-	171,550	-	206,550
	2008	105,000	6,500	232,250	-	343,750

Yuwei Huang (4)	2009	120,000	480,000	-	-	600,000

Lazarus Rothstein (5)	2009	135,000	-	52,461		187,461

Huaqin (Kim) Chen (6)	2009	40,000	-	6,175	-	46,175

Andrew Weeraratne (7)	2009	12,500	-	62,500	-	75,000

Footnotes to Summary Compensation Table.
———————
(1)
Effective August 13, 2009, we changed our fiscal year end from December 31 to September 30.  As a result of this change, “2009” refers to the nine-month transition period from January 1, 2009 through September 30, 2009. “fiscal 2008” refers to the twelve month period from January 1, 2008 through December 31, 2008.

(2)
Dr. Wang has served as our Chief Executive Officer, President and Chairman since January 2009. From August 2006 through December 2008 Dr. Wang served as Chief Executive Officer. In January 2009 Dr. Wang waived the annual base salary provided for under his employment agreement for the period from October 1, 2008 through December 31, 2008 and the incentive compensation including bonus, if any, due in 2008. The amounts reflected in column (d) for 2008 represent cash payments made to Dr. Wang which were approved by the board of directors.

(3)
Ms. Liu served as our Vice President of Finance and as our Principal Financial and Accounting Officer from August 2007 to March 2009. The amounts reflected in column (c)  represent cash payments made to Ms. Liu in 2008 and the 2009 transition period. For 2008 the amounts reflected in column (e) represent the fair value of 80,000 shares of common stock granted on October 9, 2008 pursuant to the 2008 Non Executive Stock Incentive Plan which vested January 1, 2009 and 15,000 shares which were granted on March 31, 2009.

(4)
Mr. Huang has served as Executive Vice President – Magnesium since February 2009 and as Chief Executive Officer of our subsidiary Chang Magnesium since June 2006.  Mr. Huang’s base salary from our subsidiary Excel Rise is $240,000 per year which is accrued at the rate of $20,000 per month. In addition, Mr. Huang was awarded a bonus from Excel Rise in the amount of $480,000. The amount of salary paid to Huang in the 2009 transition period was $55,838.  The balance of Mr. Huang’s base salary and bonus have been accrued. Mr. Huang was not a named executive officer in fiscal 2008.

(5)
Mr. Rothstein has served as Executive Vice President, General Counsel and Secretary since February 2009 and as Vice President, General Counsel and Secretary since April 2008. For the 2009 transition period the amounts reflected in column (e) represent the fair value of 13,903 shares of restricted stock that are part of a grant of 5,700 on June 1, 2008 and 14,300 shares on January 12, 2009 pursuant to the 2008 Non Executive Stock Incentive Plan which vest 5,000 shares on June 1, 2009, September 1, 2009, January 1, 2010 and April 1, 2010.

(6)
Ms. Chen has served as our Controller, Internal Audit Manager and Principal Financial and Accounting Officer from May 2009 to December 2009 and currently serves as our Controller and Internal Audit Manager. For the 2009 transition period the amounts reflected in column (e) represent the fair value of 4,750 shares of restricted stock that are part of a grant of 10,000 shares on April 3, 2009 pursuant to the 2008 Non Executive Stock Incentive Plan which vest 2,500 shares on April 3, 2010, 2,500 shares on July 3, 2010, 2,500 shares on October 3, 2010 and 2,500 shares on January 3, 2011.

(7)
Mr. Weeraratne served as Chief Financial Officer from January 2009 to May 2009.  The amounts in column (e) represent the fair value of 34,367 shares of stock granted on May 22, 2009 pursuant to the 2008 Non Executive Stock Incentive Plan.

Outstanding Equity Awards at Year End

        The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding at September 30, 2009:

	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised options (#) (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that have not Vested (#) (g)(1)	Market Value of Shares or Units of Stock that have not Vested ($) (h)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)
Yuejian (James) Wang	27,400			2.50	1/1/2011
	400,000			5.00	1/1/2012
	500,000			7.50	1/1/2013
	500,000			10	1/1/2014
Yi (Jenny) Liu	-	-	-	-	-	-	-	-	-

Yuwei Huang	-	-	-	-	-	-	-	-	-

Lazarus Rothstein (3)	-	-	-	-	-	10,000	$15,700	-	-

Huaqin (Kim) Chen (4)	-	-	-	-	-	10,000	$15,700	-	-

Andrew Weeraratne	-	-	-	-	-	-	-	-	-

(1)	This column reflects the number of shares of our restricted common stock awarded to the respective named executive officer that had not yet vested as of September 30, 2009.
(2)	Determined based on the closing market price of our common stock on September 30, 2009, the last trading day in nine month transition period ended September 30, 2009, of $1.57 per share.
(3)	Number of shares reflects 10,000 shares of restricted common stock which vest 5,000 shares on January 1, 2010 and 5,000 shares on April 1, 2010.
(4)
Number of shares reflects 10,000 shares of restricted common stock which vest 2,500 shares on April 3, 2010, 2,500 shares on July 3, 2010, 2,500 shares on October 3, 2010 and 2,500 shares on January 3, 2011.

Executive Employment Agreements and Narrative Regarding Executive Compensation

Yuejian (James) Wang

In August 2006 we entered into an employment agreement with Dr. Wang. The agreement provides for a base salary and annual bonuses as determined by the board of directors based upon their evaluation of a variety of factors including our revenues, net income and other financial and operating factors the board of directors deems appropriate. In addition, Dr. Wang is entitled to participate in any of our employee benefit plans and he will be reimbursed for reasonable business expenses incurred by him on our behalf. The employment agreement also contains customary confidentiality and non-compete provisions.

Dr. Wang’s August 2006 employment agreement which included a December 31, 2009 expiration date, provided for an annual base salary of $100,000 for 2007, increasing to $150,000 for 2007, $200,000 for 2008 and $250,000 for 2009. This employment agreement also included options to purchase 2,200,000 shares of our common stock a portion of which vested over a three year period and are exercisable for five years from vesting at prices ranging from $0.01 to $10.00 per share as additional compensation.

Dr. Wang’s August 2006 employment agreement was approved by our board of directors when there were no independent directors on the board. Accordingly, Dr. Wang and other members of management who were also board members in August 2006, each had significant influence over the terms and conditions of Dr. Wang’s employment agreement and their own.

On August 6, 2008 our board of directors approved, based on the recommendation of the compensation committee, an employment agreement with Dr. Wang to replace the August 2006 employment agreement effective as of August 1, 2008.  Dr. Wang’s August 1, 2008 employment agreement expires on December 31, 2013 and provides for, among other things, payment of a base salary which increases annually at fixed amounts, eligibility to receive an annual incentive bonus in fiscal 2008 as described below, a discretionary bonus if approved by our board of directors based on a recommendation of the compensation committee, participation in certain health and welfare benefit plans, an automobile allowance and an allowance for use of an email enabled mobile phone.  In January 2009, Dr. Wang waived his salary and any incentive bonus due for fiscal 2008.

Dr. Wang’s August 1, 2008 employment agreement provides that he will serve as our chief executive officer and a member of our board of directors through December 31, 2013 at a base salary of $166,667 from August 1, 2008 through December 31, 2009 and an annual base salary of $450,000 in 2009, $500,000 in 2010, $550,000 in 2011, $600,000 in 2012 and $650,000 in 2013.

Under the August 1, 2008 employment agreement, if Dr. Wang’s employment is terminated as a result of his death, disability, by us without cause or he resigns within 90 days following a change of control or for “good reason”, Dr. Wang will be entitled to receive (in addition to salary and certain other benefits earned prior to termination) a single lump sum payment in an amount equal to two times the sum of his then-current annual base salary and the highest annual discretionary bonus and the highest incentive bonus that the employee was entitled to receive within the three (3) years preceding the date of termination. In addition, Dr. Wang will become fully vested in all outstanding stock incentive awards, will be entitled to certain health and welfare benefits for a period of two years following such termination and payment of additional amounts in the event additional taxes are imposed on the under Section 280G of the Internal Revenue Code.

Under the August 1, 2008 employment agreement, “cause” means: (i) a final non-appealable adjudication of Dr. Wang of a felony, which would have a material or adverse effect on our business; or (ii) the determination of the board of directors (other than the affected employee) that Dr. Wang has engaged in intentional misconduct or the gross neglect of his duties, which has a continuing material adverse effect on our business.

On January 23, 2009, Dr. Wang entered into an amendment to his August 1, 2008 employment agreement waiving the annual base salary provided for in the employment agreement from October 1, 2008 through December 31, 2008 and the incentive compensation including bonus, if any, due in 2008. All other terms and conditions of the employment agreement remain in full force and effect.

On January 25, 2010, the compensation committee of our board of directors authorized us to offer certain holders of options to purchase shares of our common stock the right to cancel those options in exchange for shares of our common stock.  As part of this plan and upon acceptance of our exchange offer, Dr. Wang is entitled to immediately exchange previously awarded options to purchase 27,400 shares of our common stock at $2.50 per share and options to purchase 400,000 shares at $5.00 for an aggregate of 213,700 shares of our restricted common stock which vests 53,425 shares upon acceptance of our exchange offer, 53,425 shares on April 1, 2010, 53,425 shares on July 1, 2010 and 53,425 shares on October 1, 2010.

Other Executive Officers

The compensation of our other executive officers and Chief Financial Officer is determined by our Chief Executive Officer and board of directors who considered a number of factors in determining their compensation including the scope of their duties and responsibilities to our company and the time devoted to our business. Our Chief Executive Officer or board of directors did not consult with any experts or other third parties in fixing the amount of compensation for the following individuals.

Jenny Liu, who has served as our Vice President of Finance and as our Principal Financial and Accounting Officer from August 2006 until February 2009 was paid a base annual salary of $70,000 from January 1, 2008 until June 30, 2008. On July 1, 2008, Ms. Liu’s annual base salary was increased to $105,000 plus payment of a monthly allowance of $1,000 per month for automobile and cellular phone expenses.  In addition, on July 1, 2008, Ms. Liu was also awarded 15,000 shares of our restricted common stock pursuant to our 2008 Non-Executive Stock Incentive Plan which shares were scheduled to vest 25% on June 1, 2009, 25% on September 1, 2009, 25% on December 1, 2009 and 25% on March 1, 2010.  In addition, we provided health care benefits to Ms. Liu in 2008. On December 3, 2008 we awarded Ms. Liu 80,000 shares of our restricted common stock pursuant to our 2008 Non-Executive Stock Incentive Plan in lieu of any prior stock option awards.  The shares awarded to Ms. Liu on December 3, 2008 vested in full on January 1, 2009.  Effective on March 31, 2009, Ms. Liu resigned from her position as Vice President of Finance and we entered into a separation agreement with her that accelerated the vesting of 15,000 shares of our restricted common stock.

In February 2009, we appointed I. Andrew Weeraratne as our Chief Financial Officer.  Mr. Weeraratne’s annual salary was $50,000 in cash plus $12,500 per month in shares of our common stock, of which $5,000 per month was payable in the form of registered shares of our common stock and $7,500 was payable in the form of our restricted common stock (collectively referred to as the “Stock Award”).  The restricted common stock was scheduled to vest 100% 12 months after it was awarded and was subject to the terms and conditions of our restricted stock award agreement as approved by our compensation committee.  The number of shares of our common stock to be issued under the Stock Award was computed by dividing $12,500 by the closing price of our common stock on the last business day of each full month during the term of Mr. Weerantne's employment.  In addition, Mr. Weeraratne was entitled to participate in our health benefit plan. On May 22, 2009 Mr. Weeraratne resigned from his position with us and we entered into a separation agreement with him that accelerated the vesting of and awarded Mr. Weeraratne 34,367 shares of our common stock and provided for payment of his salary through May 31, 2009.

Huaqin (Kim) Chen served as our Controller, Internal Audit Manager and Principal Financial and Accounting Officer from May 2009 to December 2009 and currently serves as our Controller and Internal Audit Manager.  Pursuant to the April 3, 2009 employment agreement entered into between us and Ms. Chen, Ms. Chen’s annual base salary is $80,000 in cash plus an award of 10,000 shares of our restricted common stock. The restricted common stock will vest 25% on April 3, 2010, then 25% each quarterly period thereafter until fully vested and is subject to the terms and conditions of our restricted stock award agreement as approved by our compensation committee.  In addition, Ms. Chen is eligible to receive a bonus of up to 20% of her salary subject to approval by our compensation committee and is entitled to participate in our health, dental and life insurance plan.

Effective December 23, 2009, Andrew Wang, was appointed as our Executive Vice President and Chief Financial Officer.  We agreed to pay Mr. Wang an annual base salary of $160,000 payable in cash plus an aggregate of $60,000 payable in quarterly payments of $15,000 in cash or our common stock at our option, on March 21, 2010, June 21, 2010, September 21, 2010 and December 21, 2010 during the term of his employment. If we elect to make the quarterly payments in stock, the number of shares to be issued on the date of each award will be computed by dividing $15,000 by the closing price of our common stock on the date we grant the stock. In addition, Mr. Wang is entitled to participate in our health, dental and life insurance plan.

Pursuant to the terms of a severance agreement between us and Mr. Wang, if he terminates his employment with us for "good reason" or if he is terminated without "cause," he will be entitled to receive (in addition to salary and certain other benefits earned prior to termination) a single lump sum payment in an amount equal to four (4) months of his then-current annual base salary for the year in which such termination occurs.

Lazarus Rothstein has served as Executive Vice President, General Counsel and Secretary since February 2009 and as Vice President, General Counsel and Secretary since April 2008. Effective on June 1, 2008 when Mr. Rothstein became an employee of ours, his annual base salary was $160,000 in cash plus an award of 5,700 shares of our restricted common stock.  On January 12, 2009, Mr. Rothstein was awarded 14,300 shares of our restricted common stock.  All shares of the restricted stock will vest in equal quarters on June 1, 2009, September 1, 2009, January 1, 2010 and April 1, 2010 but only if Mr. Rothstein is still an employee of ours at the time of vesting. Effective January 1, 2009, Mr. Rothstein’s annual base salary was increased to $180,000 per year.  Mr. Rothstein was entitled to certain discretionary bonuses in 2008 and the 2009 transition period.  On April 2, 2009, Mr. Rothstein was awarded 10,000 shares of our common stock as a discretionary bonus. In addition, Mr. Rothstein is entitled to participate in our health, dental and life insurance plan and receives a cellular telephone allowance.

Pursuant to the terms of a severance agreement between us and Mr. Rothstein, if he terminates his employment with us for "good reason" or if he is terminated without "cause," he will be entitled to receive (in addition to salary and certain other benefits earned prior to termination) a single lump sum payment in an amount equal to six (6) months of his then-current annual base salary for the year in which such termination occurs.

Under the severance agreements entered into with Messrs. Wang and Rothstein, "cause" means, subject to various exceptions:

•	any violation by the executive of our Code of Business Conduct and Ethics or any other material policy of ours applicable to the executive;
•	the commission of an intentional act of fraud, embezzlement, theft or dishonesty against us by the executive;
•
the conviction of the executive for (or the pleading by the executive of nolo contendere to) any crime which constitutes a felony, or a misdemeanor involving moral turpitude, or which, in our reasonable opinion, has caused material embarrassment to us;

•
the gross neglect or willful failure by the executive to perform his duties and responsibilities in all material respects, if such breach of duty is not cured within 10 days after receipt of written notice thereof to the executive by us or our board of directors; or

•
the executive’s failure to obey the reasonable and lawful orders or instructions of our Chief Executive Officer, the executive’s supervisor or our board of directors, unless such failure is cured within 10 days after receipt of written notice thereof to the executive by us or our board of directors.

Under the severance agreements, "good reason" means, subject to certain exceptions:

•
any materially adverse change in the executive’s authority, duties, or responsibilities or any assignment to the executive of duties and responsibilities materially inconsistent with those normally associated with the executive’s position; or

•	a reduction in executive’s salary or benefits, to the extent a reduction in benefits represent reductions not experienced in general by other senior executives; or
•
executive is required to be primarily based at any office more fifty (50) miles outside the metropolitan area of the executive’s then current business address, excluding travel reasonably required in the performance of executive’s responsibilities (except as to Mr. Wang who acknowledged that he will be required as part of his responsibilities to spend a significant amount of time working at our offices located in the Peoples Republic of China).

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our shareholders as well as any equity compensation plans not approved by our shareholders as of September 30, 2009.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Plan category(1)
Plans approved by our shareholders:
Evolve One, Inc. Stock Option Plan	480	$11.25	79,520
2006 Equity Plan	312,000	$2.69	9,688,000
2008 Executive Stock Incentive Plan	-	-	1,000,000
2008 Non-Executive Stock Incentive Plan	-	-	1,923,832
Plans not approved by shareholders:
2005 Equity Compensation Plan (2)	260,500	$29.97	-
2006 Stock Plan	276,540	$3.50	126,335
Non-Plan Stock Options	2,477,400	$11.91	-

(1)
For a description of each of the Plans and stock options listed in this table, see “Note 13 - Stockholders' Equity – Stock Option Plans” to the consolidated financial statements in our Transition Report on Form 10-K for the nine month transition period ended September 30, 2009, as filed with the SEC.

(2)	Our 2005 Equity Compensation Plan was terminated in April 2006. No additional awards will be made under this plan.

PRINCIPAL SHAREHOLDERS

At January 13, 2010 we had 27,601,628 shares of common stock issued and outstanding. The following table sets forth information known to us as of January 13, 2010 relating to the beneficial ownership of shares of our common stock by:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each director and nominee;
•	each named executive officer; and
•	all named executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class(2)
Yuejian (James) Wang (3)	5,427,400	18.7%
Yuwei Huang	500,000	1.8%
Andrew X. Wang (4)	1,694
Lazarus Rothstein(5)	10,000	*
David Barnes (6)	21,750	*
Sheldon Steiner (7)	44,500	*
Philip Y. Shen (8)	42,000	*
Adam Wasserman	-	-
All directors and executive officers as a group (8 persons)	6,047,344	20.8%
                                              ———————
         *represents less than 1%

(1)	Except as otherwise noted below, the address of each of the persons shown in the above table is c/o China Direct Investments, Inc., 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441.
(2)
Includes, where applicable, shares of common stock issuable upon the exercise of options to acquire common stock held by such person that may be exercised within 60 days after January 13, 2010. Also includes unvested shares of restricted stock as to which such person has voting power but no dispositive power. Unless otherwise indicated, we believe that all persons named in the table above have sole voting power and/or investment power with respect to all shares of common stock beneficially owned by them.

(3)
The number of shares beneficially owned by Dr. Wang includes: 4,000,000 shares of common stock held by Dragon Fund Management LLC ("Dragon Fund"), an entity in which Dr. Wang owns 1% of the membership interests and holds 50% of the voting control; options to purchase 27,400 shares of common stock at an exercise price of $2.50 expiring on January 1, 2011; options to purchase 400,000 shares of common stock at an exercise price of $5.00 expiring on January 1, 2012; options to purchase 500,000 shares of common stock at an exercise price of $7.50 expiring on January 1, 2013; and options to purchase 500,000 shares of common stock at an exercise price of $10.00 expiring on January 1, 2014. Dr. Wang disclaims beneficial ownership of our common stock owned by Dragon Fund except to the extent of his pecuniary interest in Dragon Fund.

(4)	The number of shares beneficially owned by Mr. Wang includes 1,694 shares owned by Cumberland Capital Management Group, Inc. Mr. Wang is the sole owner, officer and director of this company.
(5)	The number of shares beneficially owned by Mr. Rothstein includes 5,000 shares of our common stock presently outstanding, and 5,000 shares of our restricted common stock which vests on April 1, 2010.
(6)
The number of shares beneficially owned by Mr. Barnes includes: options to purchase 12,500 shares of common stock at an exercise price of $3.00 expiring on January 15, 2011 and 9,250 shares of our restricted common stock which vest on February 28, 2010.

(7)
The number of shares beneficially owned by Mr. Steiner includes: 22,750 shares of our common stock; options to purchase 12,500 shares of common stock at an exercise price of $3.00 expiring on January 15, 2011 and 9,250 shares of our restricted common stock which vests on February 28, 2010.

(8)	The number of shares beneficially owned by Dr. Shen includes: 32,750 shares of our common stock and 9,250 shares of our restricted common stock which vests on February 28, 2010.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time we engage in transactions with related parties.  The following is a summary of the related party transactions reflected on our consolidated balance sheet at September 30, 2009 and Note 12 to our consolidated financial statements for the nine month transition period ended September 30, 2009.

Definitions

We have specified the following persons and entities as related parties with ending balances as of September 30, 2009 and December 31, 2008:


Yuwei Huang, is executive vice president of our Magnesium segment, a member of the board of directors, chief executive officer and chairman of Chang Magnesium, chairman of Baotou Changxin Magnesium, chairman of YiWei Magnesium, and chief executive officer and vice chairman of Golden Magnesium;

	Taiyuan YiWei Magnesium Industry Co., Ltd., a company organized under the laws of the PRC (“YiWei Magnesium”), is a minority interest owner in Chang Magnesium;
	Lifei Huang, is the daughter of Yuwei Huang;
	Huihuan Huang is the sister of Yuwei Huang;
	Lifei Huang, is a registered representative of Pine Capital Enterprises Inc., a company organized under the laws of the Cayman Islands (“Pine Capital”);
	Lifei Huang, is a registered representative of Wheaton Group Corp., a company organized under the laws of Brunei Darussalam (“Wheaton”);
	LingShi County Yihong Magnesium Co., Ltd., a company organized under the laws of the PRC (“Yihong Magnesium”), is legally represented by an officer of Chang Magnesium;
	LuCheng Haixu Magnesium Co., Ltd., a company organized under the laws of the PRC (?癏aixu Magnesium”), is legally represented by an officer of Chang Magnesium;
	LuCheng Xinghai Magnesium Co., Ltd., a company organized under the laws of the PRC (“Xinghai Magnesium”), is legally represented by an officer of Chang Magnesium;
	Nippon Magnetic Dressing Co., Ltd., a company organized under the laws of the Japan (“Nippon Magnetic”), is a minority interest owner of YiWei Magnesium;
	Shanxi Senrun Coal Chemistry Co., Ltd., a company organized under the laws of the PRC (“Senrun Coal”), is a minority interest owner in Golden Magnesium;
	Youbing Yang is a director on the Baotou Chang Magnesium’s Board of Directors;
	NanTong Langyuan Chemical Co., Ltd., a company organized under the laws of the PRC (“NanTong Chemical”), is owned by Jingdong Chen and Qian Zhu, the minority interest owners of Lang Chemical;
	Jingdong Chen, is vice president of our Basic Materials segment and chief executive officer of Lang Chemical;
	Qian Zhu, is chief financial officer of Lang Chemical. Jingdong Chen and Qian Zhu are husband and wife;
	Chen Chi is vice president of our Basic Materials Segment and minority interest owner of CDI Beijing;
	Zhongmen International Investments Co., Ltd., a company organized under the laws of the PRC (“Zhongmen International”), is legally represented by an officer of CDI Beijing;
	Beijing Jiaozhuang Hotel, a company organized and under the laws of the PRC (“Jiaozhuang Hotel”), is legally represented by an officer of CDI Beijing.

Accounts Receivable – related parties

At September 30, 2009 we reported accounts receivable – related parties of $2,355,059 comprised of the following:

	$756,795 due Chang Magnesium from YiWei Magnesium, for inventory provided;
	$869,105 due Chang Magnesium from Pine Capital for inventory provided; and,
	$729,159 due Golden Magnesium from YiWei Magnesium for inventory provided.

At December 31, 2008 we reported accounts receivable – related parties of $1,676,191 comprised of the following:

	$1,628,896 due BaoTou Changxin Magnesium from YiWei Magnesium, for inventory provided; and,
	$47,295 due Golden Magnesium from YiWei Magnesium for inventory provided.

Prepaid Expenses – related parties

At September 30, 2009 we reported prepaid expenses – related parties of $5,823,039 comprised of the following:

	$2,440,794 prepaid by Chang Magnesium to YiWei Magnesium for future delivery of inventory;
	$73,133 prepaid by Chang Magnesium to Haixu Magnesium to for future delivery of inventory;
	$530,888 prepaid by Chang Magnesium to Xinghai Magnesium to for future delivery of inventory;
	$684,922 prepaid by Chang Magnesium to Yihong Magnesium to for future delivery of inventory;
	$1,376,395 prepaid by Baotou Changxi Magnesium to YiWei Magnesium to for future delivery of inventory;
	$51,470 prepaid by Golden Magnesium to Senrun Coal for future delivery of coke gas for fuel; and,
	$665,438 prepaid by Golden Magnesium to YiWei Magnesium for future delivery of inventory.

At December 31, 2008 we reported prepaid expenses – related parties of $7,617,887 comprised of the following:

	$5,830,718 prepaid by Chang Magnesium to YiWei Magnesium for future delivery of inventory;
	$940,699 prepaid by Golden Magnesium to SenRun Coal for future delivery of coke gas for fuel;
	$520,397 prepaid by Chang Magnesium to Nippon Magnetic to for future delivery of inventory; and
	$326,073 prepaid by Golden Magnesium to YiWei Magnesium for future delivery of inventory.

Loan Receivable – related parties

At September 30, 2009 we reported loan receivables – related parties of $1,094,142 comprised of the following:

	$1,094,142 due Lang Chemical from NanTong Chemical for funds advanced for working capital purposes.

At December 31, 2008 we reported loan receivables – related parties of $1,652,728 comprised of the following:

	$1,608,959 due Lang Chemical from NanTong Chemical for funds advanced for working capital purposes; and,
	$43,769 due CDI Shanghai Management from Dragon Capital for funds advanced for working capital purposes.

Due from related parties

At September 30, 2009 we reported due from related parties of $0.

At December 31, 2008 we reported due from related parties of $35,710 comprised of the following:

	$21,125 due China Direct from a China Direct employee for the exercise price of exercised options; and,
	$14,585 due CDI Metal Recycling from Zhou Weiyi, for the contribution of registered capital related to the formation of CDI Metal Recycling.

Accounts Payable – related parties

At September 30, 2009 we reported accounts payable – related party of $51,716 comprised of the following:

	$35,428 due from Chang Magnesium to Wheaton Group in repayment of an advance form customer for the expected delivery of inventory;
	$14,826 due from Baotou Changxi Magnesium to Haixu Magnesium in repayment of an advance form customer for the expected delivery of inventory; and
	$1,463 due from Golden Magnesium to Haixu Magnesium in repayment of an advance form customer for the expected delivery of inventory.

At December 31, 2008 we reported accounts payable – related party of $7,516,728 comprised of the following:

	$4,497,180 due from Chang Magnesium to Pine Capital in repayment of an advance from customer for the expected delivery of inventory; and
	$3,019,548 due from Chang Magnesium to Wheaton Group in repayment of an advance form customer for the expected delivery of inventory.

Due to related parties

At September 30, 2009 we reported due to related parties balance of $399,629 comprised of the following:

	$355,753 due to Zhongmen International Investments for working capital of CDI Beijing; and
	$43,876 advanced by Jiaozhuang Hotel to CDI Beijing for working capital purposes.

At December 31, 2008 we reported due to related parties balance of $978,739 comprised of the following:

	$832,843 due to Chen Chi, this amount is made of up $729,257 due from Capital One Resource, and $103,586 from CDI Beijing for fund advances for working capital purposes; and
	$145,896 advanced by Huihuan Huang to Chang Magnesium for working capital purposes.

Related Person Transaction Policy

In December 2009, our board of directors adopted a written Related Person Transaction Policy that requires the board of directors or audit committee to approve or ratify transactions between our company or one or more of our subsidiaries and any related person involving an amount in excess of $120,000. Under the Related Person Transaction Policy, the board of directors or audit committee will review the relevant facts of the proposed transaction and the interest of the related person in the transaction, and either approve or reject the proposed transaction. If a related person transaction that has not been previously approved or previously ratified is discovered, that transaction will be presented to the board of directors or audit committee for ratification. No director can participate in the deliberation or approval of any related person transaction in which such director is the related person.

For purposes of the Related Person Transaction Policy, a "related person" means (i) any director or executive officer of ours, (ii) any nominee for director, (iii) any 5% beneficial owner of our common stock, (iv) any immediate family member of a director, nominee for director, executive officer or 5% beneficial owner of our common stock, and (v) any firm, corporation, or other entity in which any of these persons is employed or is a partner or principal or in a similar position, or in which such person has a 10% or greater beneficial ownership interest. The Related Person Transaction Policy will provide that the following types of transactions are deemed to be pre-approved under the policy: (1) transactions that are available to related persons on the same terms as such transactions are available to all employees generally; (2) compensation or indemnification arrangements of any executive officer, other than an individual who is an immediate family member of a related person, if such arrangements have been approved by the board of directors or the compensation committee; (3) transactions in which the related person's interest derives solely from his or her ownership of less than 10% of the equity interest in another person (other than a general partnership interest) that is a party to the transaction; (4) transactions in which the related person's interest derives solely from his or her ownership of a class of our equity securities and all holders of that class of equity securities received the same benefit on a pro rata basis, (5) director compensation arrangements, if such arrangements have been approved by the board of directors or the nominating and corporate governance committee; and (6) any other transaction which is not required to be disclosed as a "related person transaction" under applicable securities regulations. The Related Person Transaction Policy defines the term "immediate family member" to mean any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of a director, nominee for director, executive officer, or 5% beneficial owner of our common stock, and any person (other than a tenant or employee) sharing the household of such director, nominee for director, executive officer, or 5% beneficial owner.

This policy, which was adopted in December 2009 by our board of directors, will be applied to future related person transactions. During the 2009 transition period, the audit committee has reviewed the aforedescribed related party transactions.

CERTAIN DEFINED TERMS

From time to time in this proxy statement we used certain defined terms to refer to our subsidiaries and other entities, all of which have the same meaning as in our 2009 Transition Report on Form 10-K for the nine months ended September 30, 2009 filed with the SEC.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the board of directors

The board of directors proposes the election of the following six individuals to serve on its board of directors for a term of one year. These nominees include current board members Drs. Wang and Shen and Messrs. Barnes, Steiner and Huang. Drs. Wang and Shen and Messrs. Huang, Barnes and Steiner are standing for reelection.  Mr. Wasserman was appointed to the board in January 2009 and is standing for election.

The following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individual named as proxy on the enclosed proxy card will vote the shares that he represents for the election of such other persons as the board of directors may recommend.

The board of directors adheres to corporate governance principles designed to assure the continued vitality of the board of directors and excellence in the execution of its duties. The board of directors is responsible for supervision of the overall affairs of the company. Following the annual meeting, the board of directors will consist of six directors. All directors are U.S. citizens except for Mr. Huang who is citizen of the Peoples Republic of China. The term of each director continues until the next annual meeting or until their successors are elected.  The names of the nominees for our board of directors and information about them are set forth below.

Yuejian (James) Wang, Ph.D., age 48, has served as our CEO and Chairman of the board of directors since August 2006. Dr. Wang, a co-founder of China Direct Investments, has served as its CEO and Chairman of its board of directors since its inception in January 2005. Dr. Wang has also been a member of the board of directors of CIIC Investment Banking Services (Shanghai) Company Limited from since June 2004 to 2007. From 2001 to 2004, Dr. Wang was President and Chairman of the board of directors of Jiangbo Genesis Pharmaceuticals Enterprises, Inc. (formerly Genesis Pharmaceuticals Enterprises, Inc.) (OTCBB: JGBO). From 2000 until 2001, Dr. Wang was President, Chief Operating Officer and director of China Net & Technologies, Inc., a technology firm. From 2000 until 2001, Dr. Wang was Vice President, Chief Operating Officer and director of Ten Sleep Corporation, a California-based integrated Internet company that acquired and licensed technology, identified, acquired and developed development-stage technology and service entities and focused on the internet infrastructure market-PC, application-ready devices. From January 2000 until November 2000, Dr. Wang was President of Master Financial Group, Inc., a St. Paul, Minnesota-based company which was a wholly-owned subsidiary of Ten Sleep Corporation that provided consulting services for small private and public entities in the area of corporate finance, investor relations and business management. Between 1997 and 2000, Dr. Wang was a research scientist and Assistant Professor, Lab Director at the University of Minnesota, School of Medicine. Dr. Wang received a Bachelor of Science degree from the University of Science and Technology of China in He Fei, China in 1985, a Master of Science Degree from the Shanghai Second Medical University, Shanghai, China in 1988, and his Ph.D. degree from the University of Arizona in 1994.

Yuwei Huang, age 56, has served as our Executive Vice President – Magnesium since February 2009 and as Chief Executive Officer of our subsidiary, Chang Magnesium, since June 2006. Mr. Huang is responsible for the operations of Chang Magnesium. Mr. Huang also serves as General Manager of Taiyuan YiWei Magnesium Industry Co., Ltd. (“YiWei Magnesium”) since founding the company in 1999 and serves in various positions with its affiliated entities including Vice Chairman of Shanxi Golden Trust YiWei Magnesium Industry Co., Ltd. since 2002, Vice Chairman of Taiyuan Qingcheng YiWei Magnesium Industry Co., Ltd. since 2001, Vice Chairman and General Manager of Taiyuan Min Wei Magnesium Industry Co., Ltd. since 2000, General Manager of Taiyuan YiWei Magnesium Factory since 1998 and Chairman of Shang Xi NiChiMen YiWei Magnesium Co., Ltd. since 1994. YiWei Magnesium, a minority owner of Chang Magnesium, owns interests in seven subsidiary magnesium factories, a magnesium alloy factory and a magnesium powder desulphurization reagent factory, all located in China.

David M. Barnes, age 67, is a certified public accountant and has been a member of our board of directors since April 2007. Mr. Barnes is the chairman of our audit committee and serves on our compensation committee, nominating committee and governance committee. Mr. Barnes brings over 40 years experience working with both public and private companies. Since December 2008, Mr. Barnes has been the President and since February 2009 has been the Chief Executive Officer and Chairman of the Board of Directors of MDwerks, Inc. (MDWK:OTCBB). Mr. Barnes had served as the audit committee chairman and a member of the compensation committee of the board of MDwerks, Inc. from November 2005 until December 2008. MDwerks, Inc. is an automated healthcare solutions provider and also markets digital pens and associated software and customer service. From April 1996 through July 2006, Mr. Barnes served as Executive Vice President, Chief Financial Officer and a director of Solar Thin Films, Inc. (OTCBB:SLTZ) (formerly American United Global, Inc., (OTCBB:AUGB). From 2002 to February 2009, Mr. Barnes was a consultant to management of numerous companies.  In this role, from May 2006 to November 2007, Mr. Barnes was Chief Financial Officer and a director of Cyber Defense Systems, Inc. (OTCBB:CYDF), a designer and builder of manned and unmanned surveillance airships. From March 2006 to June 2008, Mr. Barnes was the Chief Financial Officer of Neah Power Systems, Inc. (OTCBB:NPWS), a developer of porous silicon based fuel cells. In addition, Mr. Barnes was a director of Echometrics, Inc. (formerly Searchhelp, Inc.) from April 2005 to February 2009 (OTCBB:EHMI), Thinkpath, Inc. from May 2005 to February 2009 (OTCBB:THPHF) and Medical Solutions Management, Inc. from December 2007 to December 2008 (OTCBB: MSMT). Thinkpath, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy code in March 2008. Mr. Barnes began his career as an auditor for the accounting firm of Laventhol & Horwath and is a graduate of C.W. Post College.

Sheldon Steiner, age 77, has been a member of our board of directors since April 2007. Mr. Steiner is Chairman of the compensation committee and a member of the audit committee and nominating and governance committee.  Mr. Steiner has over 52 years of both public and private accounting experience. Since October 2008, Mr. Steiner has been a member of the board of directors of MDwerks, Inc.  From 2003 to 2005 Mr. Steiner served as a managing director for American Express Tax and Business Services, Inc. From 2003 to 2007 Mr. Steiner was a principal of Millward & Co. CPAs. From 2006 to 2007 Mr. Steiner was a managing director of RSM McGladrey.  Mr. Steiner currently serves as a Senior Vice President at Valley Bank in south Florida and is a member of the Fort Lauderdale Chamber of Commerce Trustees and the Broward Economic Development Council.  He is a graduate of the City College of New York.

Philip Y. Shen, Ph.D., age 66, possesses three decades of high level experience in international sales and marketing, manufacturing, mergers/acquisitions, cross border investment, combined with his cultural background and fluency in Chinese dialects.  For more than the past 20 years, Dr. Shen has held numerous positions with Leggett and Platt, Inc., a Fortune 500 Company that manufactures a broad variety of engineered components and products for customers worldwide.  Prior to his retirement at Leggett and Platt, Inc., Dr. Shen held the position of president of its Asia Pacific operations where he was responsible for business development, sales and marketing, sourcing and manufacturing, mergers and acquisitions, licensing and cross-cultural negotiations in the company’s Asia Pacific region.  Since his retirement in 2008, Dr. Shen has been engaged in international consulting representing clients in the area of cross-border investment and marketing.  In addition, since 2004, Dr. Shen has published a monthly publication, China Insights, which reports on a variety of topics important to business development and bi-directional trade.  Dr. Shen earned a Ph.D. degree in biochemistry from Western Michigan University in 1971.

Adam Wasserman, age 45, is a certified public accountant and has served as a member of our board of directors since January 2010.  Since November 1999, Mr. Wasserman has been the chief executive officer of CFO Oncall, Inc., a Weston, Florida based provider of accounting services specializing in SEC financial reporting, budgeting and planning, mergers and acquisitions, audit preparation services, accounting, automated systems, banking relations and internal controls. Through CFO Oncall, Inc., Mr. Wasserman has served as the chief financial officer of China Wind Systems, Inc. since 2007 and Transax International Limited since 2005. Mr. Wasserman has also served as the chief financial officer of a number of private and public companies at various times from 1999 through 2009 through CFO Oncall, Inc. From June 1991 to November 1999 Mr. Wasserman was a Senior Audit Manager at American Express Tax and Business Services, in Fort Lauderdale, Florida where his responsibilities included supervising, training and evaluating senior accounting staff members, work paper review, auditing, maintaining client relations, preparation of tax returns and financial statements. From September 1986 to May 1991, Mr. Wasserman was employed by Deloitte & Touche, LLP where his assignments included public and private company audits and SEC reporting, tax preparation and planning, management consulting, systems design, staff instruction and recruiting. Mr. Wasserman holds a Bachelor of Science from the State University of New York at Albany.

There are no family relationship between any of the executive officers and directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF SHERB & CO., LLP

The audit committee has appointed Sherb & Co, LLP as our independent registered public accounting firm to audit the consolidated financial statements of China Direct Industries, Inc. and its subsidiaries for the fiscal year ending September 30, 2010. Representatives of Sherb & Co., LLP will be present at the annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from shareholders. Although shareholder ratification of the appointment of our independent auditor is not required by our Bylaws or otherwise, we are submitting the selection of Sherb & Co., LLP to our shareholders for ratification to permit shareholders to participate in this important corporate decision.  If not ratified, the audit committee will reconsider the selection, although the audit committee will not be required to select a different independent auditor for our company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF SHERB & CO, LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF CHINA DIRECT INDUSTRIES

PROPOSAL 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR BYLAWS

Our board of directors has approved a resolution, subject to shareholder approval, amending and restating our Bylaws in order to decrease the quorum requirement for meetings of our shareholders to one-third (1/3) of the voting power of our issued and outstanding shares entitled to vote, whether represented in person or by proxy at shareholder meetings.  The full text of the proposed amended and restated Bylaws is set forth as Appendix A to this Proxy Statement.

Our Bylaws currently provide that the requisite quorum for shareholder meetings is a majority of our issued and outstanding shares entitled to vote, whether represented in person or by proxy at the meeting. If the proposed Bylaw amendment is approved, the quorum requirement for shareholder meetings would change with respect to future shareholders meetings to one-third (1/3) of the voting power of our issued and outstanding shares entitled to vote, whether represented in person or by proxy.

Purpose and Effect of the Proposed Amendment

The Florida Business Corporation Act (Florida law) permits us to specify the number of shares that constitutes a quorum for the transaction of any business, so long as a quorum does not consist of less than one-third of the shares entitled to vote at a meeting. Consistent with Florida law, Section 3.04 of our Bylaws currently provides that, at all meetings of shareholders, the presence of the holders of not less than a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. However, given that our shares are very widely held, it has become increasingly difficult to attract a sufficient number of shareholders to reach the required threshold to establish a quorum. The board believes it to be in the best interests of our company to amend Section 3.04 of our Bylaws so that the presence of the holders of not less than one-third (1/3) of the outstanding shares of stock entitled to vote shall constitute a quorum.  This change will make it easier and less costly and time consuming for us to obtain shareholder approval and for a minority of shareholders to propose and pass proposals.

Anti-Takeover Effects of a Decrease in Shareholder Meeting Quorum Requirement

We do not believe that the proposed amendment will have any anti-takeover effects, rather we believe that it will enhance minority shareholder participation in matters that require their approval enabling them to have greater influence to consider a proposed transaction in a manner that best serves the overall interests of our shareholders. Also, we have not proposed the decrease in shareholder meeting quorum requirement as part of a plan by management to adopt a series of anti-takeover amendments and we do not presently intend to propose any anti-takeover measures in future proxy solicitations. Our board of directors believes that the benefit of decreasing the quorum requirement to one-third of the voting power outweighs any disadvantages.

Other Provisions of our Articles of Incorporation and Bylaws That Have Anti-Takeover Effects

Provisions of our articles of incorporation and bylaws may be deemed to have anti-takeover effects, which include when and by whom special meetings of our shareholders may be called, and may delay, defer or prevent a takeover attempt. In addition, certain provisions of Florida law also may be deemed to have certain anti-takeover effects which include that control of shares acquired in excess of certain specified thresholds will not possess any voting rights unless these voting rights are approved by a majority of a corporation’s disinterested shareholders. In addition, our articles of incorporation authorize the issuance of up to 10,000,000 shares of preferred stock with such rights and preferences as may be determined by our board of directors, of which 12,950 shares have been designated as our series A convertible preferred stock and the remaining 9,987,050 shares remain without designation. Our board of directors may, without shareholder approval, issue preferred stock with dividends, liquidation, conversion or voting rights that could adversely affect the voting power or other rights of our common shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR BYLAWS

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting.  If, however, other matters properly come before the annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER’S RIGHTS

Under Florida law there are no dissenter’s rights available to our shareholders in connection with either the election of our board of directors, the ratification of the appointment of our registered public accounting firm or the approval of the amendment and restatement of our Bylaws.

PROPOSALS OF SHAREHOLDERS

Proposals of shareholders to be included in our proxy statement for our annual meeting of shareholders to be held in 2011 must be received by our corporate secretary on or before October 1, 2010.  The submission of a shareholder proposal does not guarantee that it will be included in our proxy for our annual meeting of shareholders we plan to have in 2011.  All other shareholder proposals, including nominations of directors, must be received by us not less than 60 days nor more than 90 days prior to such meeting which is tentatively scheduled for March 25, 2011.

2009 TRANSITION REPORT ON FORM 10-K

As required, we have filed our Transition Report on Form 10-K for the nine month period ended September 30, 2009 with the SEC. Shareholders may obtain, free of charge, a copy of this 2009 Transition Report on Form 10-K by writing to us at China Direct Industries, Inc. 431 Fairway Drive, Deerfield Beach, Florida 33441, Attention: Corporate Secretary, or from the Investor Relations page of our website at www.cdii.net and our 2009 Transition Report for the nine months ended September 30, 2009 on Form 10-K with exhibits is available on the website of the SEC at www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, China Direct Industries, Inc., 431 Fairway Drive, Deerfield Beach, Florida (954) 363-7333.  Please note that additional information can be obtained from our website at www.cdii.net.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

Lazarus Rothstein, Secretary
Deerfield Beach, Florida
January 28, 2010

Appendix A – Amended and Restated Bylaws

AMENDED AND RESTATED BYLAWS

OF

CHINA DIRECT INDUSTRIES, INC.

a Florida corporation

- i -

- ii -

ARTICLE I

Offices

Section 1.01.                      Principal Office.

The principal office of the corporation in the State of Florida shall be established at such places as the board of directors from time to time determine.

Section 1.02.                      Registered Office.

The registered office of the corporation in the State of Florida shall be at the office of its registered agent as stated in the articles of incorporation or as the board of directors shall from time to time determine.

Section 1.03.                      Other Offices.

The corporation may have additional offices at such other places, either within or without the State of Florida, as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II

Meetings of Shareholders

Section 2.01.                      Annual Meeting.

(1)           The corporation shall hold a meeting of shareholders annually, for the election of directors and for the transaction of any proper business, at a time stated in or fixed in accordance with a resolution of the board of directors.

(2)           Annual shareholders' meeting may be held in or out of the State of Florida at a place stated in or fixed in accordance with a resolution by the board of directors or, when not inconsistent with the board of directors' resolution stated in the notice of the annual meeting.  If no place is stated in or fixed in accordance with these bylaws, or stated in the notice of the annual meeting, annual meetings shall be held at the corporation's principal office.

(3)           The failure to hold the annual meeting at the time stated in or fixed in accordance with these bylaws or pursuant to the Act does not affect the validity of any corporate action and shall not work a forfeiture of or dissolution of the corporation.

Section 2.02.                      Special Meeting.

(1)           The corporation shall hold a special meeting of shareholders:

(a)           On call of its board of directors or the person or persons authorized to do so by the board of directors; or

(b)           If the holders of not less than 10% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

(2)           Special shareholders' meetings may be held in or out of the State of Florida at a place stated in or fixed in accordance with a resolution of the board of directors, or, when not inconsistent with the board of directors' resolution, in the notice of the special meeting.  If no place is stated in or fixed in accordance with these bylaws or in the notice of the special meeting, special meetings shall be held at the corporation's principal office.

(3)           Only business within the purpose or purposes described in the special meeting notice may be conducted at a special shareholders' meeting.

Section 2.03.                      Shareholders' List for Meeting.

(1)           After fixing a record date for a meeting, a corporation shall prepare a list of the names of all its shareholders who are entitled to notice of a shareholders' meeting, in accordance with the Florida Business Corporation Act (the "Act"), or arranged by voting group, with the address of, and the number and class and series, if any, of shares held by, each.

(2)           The shareholders' list must be available for inspection by any shareholder for a period of ten days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the corporation's transfer agent or registrar.  A shareholder or his agent or attorney is entitled on written demand to inspect the list (subject to the requirements of Section 607.1602(3) of the Act), during regular business hours and at his expense, during the period it is available for inspection.

(3)           The corporation shall make the shareholders' list available at the meeting, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

Section 2.04.                      Record Date.

(1)           The board of directors may set a record date for purposes of determining the shareholders entitled to notice of and to vote at a shareholders' meeting; however, in no event may a record date fixed by the board of directors be a date preceding the date upon which the resolution fixing the record date is adopted.

(2)           Unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder delivers his demand to the corporation.  In the event that the board of directors sets the record date for a special meeting of shareholders, it shall not be a date preceding the date upon which the corporation receives the first demand from a shareholder requesting a special meeting.

(3)           If no prior action is required by the board of directors pursuant to the Act, and, unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to take action without a meeting is the date the first signed written consent is delivered to the corporation under Section 607.0704 of the Act.  If prior action is required by the board of directors pursuant to the Act, the record date for determining shareholders entitled to take action without a meeting is at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

(4)           Unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders' meeting is the close of business on the day before the first notice is delivered to shareholders.

(5)           A record date may not be more than 70 days before the meeting or action requiring a determination of shareholders.

(6)           A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one 120 days after the date fixed for the original meeting.

Section 2.05.                      Notice of Meetings and Adjournment.

(1)           The corporation shall notify shareholders of the date, time and place of each annual and special shareholders' meeting no fewer than 10 or more than 60 days before the meeting date.  Unless the Act requires otherwise, the corporation is required to give notice only to shareholders entitled to vote at the meeting.  Notice shall be given in the manner provided in Section 607.0141 of the Act, by or at the direction of the president, the secretary, of the officer or persons calling the meeting.  If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first class.  Notwithstanding Section 607.0141, if mailed, such notice shall be deemed to be delivered when deposited in the United Statement mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

(2)           Unless the Act or the articles of incorporation requires otherwise, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called.

(3)           Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called.

(4)           If an annual or special shareholders meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time or place is announced at the meeting before adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting.  If a new record date is or must be fixed under Section 607.0707 of the Act, however, notice of the adjourned meeting must be given under this section to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

(5)           Notwithstanding the foregoing, no notice of a shareholders' meeting need be given if:  (a) an annual report and proxy statements for two consecutive annual meetings of shareholders, or (b) all, and at least two checks in payment of dividends or interest on securities during a 12-month period, have been sent by first-class United States mail, addressed to the shareholder at his address as it appears on the share transfer books of the corporation, and returned undeliverable.  The obligation of the corporation to give notice of a shareholders' meeting to any such shareholder shall be reinstated once the corporation has received a new address for such shareholder for entry on its share transfer books.

Section 2.06.                      Waiver of Notice.

(1)           A shareholder may waive any notice required by the Act, the articles of incorporation, or bylaws before or after the date and time stated in the notice.  The waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.  Neither the business to be transacted at nor the purpose of any regular or special meeting of the shareholders need be specified in any written waiver of notice.

(2)           A shareholder's attendance at a meeting:  (a) Waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; or (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

ARTICLE III

Shareholder Voting

Section 3.01.                      Voting Group Defined.

A "voting group" means all shares of one or more classes or series that under the articles of incorporation or the Act are entitled to vote and be counted together collectively on a matter at a meeting of shareholders.  All shares entitled by the articles of incorporation or the Act to vote generally on the matter are for that purpose a single voting group.

Section 3.02.                      Quorum and Voting Requirements for Voting Groups.

(1)           Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter.  Unless the articles of incorporation or the Act provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

(2)           Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

(3)           If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Act requires a greater number of affirmative votes.

Section 3.03.                      Action by Single and Multiple Voting Groups.

(1)           If the articles of incorporation or the Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group as provided in Section 3.02 of these bylaws.

(2)           If the articles of incorporation or the Act provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately as provided in Section 3.02 of these bylaws.  Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

Section 3.04.                      Shareholder Quorum and Voting; Greater or Lesser Voting Requirements.

(1)           One-third of the issued and outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.  When a specified item of business is required to be voted on by a class or series of stock, one-third of the issued and outstanding shares entitled to vote of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

(2)           An amendment to the articles of incorporation that adds, changes or deletes a greater or lesser quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

(3)           If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or the articles of incorporation.

(4)           After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

(5)           The articles of incorporation may provide for a greater voting requirement or a greater or lesser quorum requirement for shareholders (or voting groups of shareholders) than is provided by the Act, but in no event shall a quorum consist of less than one-third of the shares entitled to vote.

Section 3.05.                      Voting for Directors; Cumulative Voting.

(1)           Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

(2)           Each shareholder who is entitled to vote at an election of directors has the right to vote the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote.  Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

Section 3.06.                      Voting Entitlement of Shares.

(1)           Unless the articles of incorporation or the Act provides otherwise, each outstanding share, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of shareholders.  Only shares are entitled to vote.

(2)           The shares of the corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of shares entitled to vote for directors of the second corporation.

(3)           This section does not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

(4)           Redeemable shares are not entitled to vote on any matter, and shall not be deemed to be outstanding, after notice of redemption is mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank, trust company, or other financial institution upon an irrevocable obligation to pay the holders the redemption price upon surrender of the shares.

(5)           Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of the corporate shareholder may prescribe or, in the absence of any applicable provision, by such person as the board of directors of the corporate shareholder may designate.  In the absence of any such designation or in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary, and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares.

(6)           Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee.

(7)           Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by him without the transfer thereof into his name.

(8)           If a share or shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting have the following effect:

(a)           If only one votes, in person or in proxy, his act binds all;

(b)           If more than one vote, in person or by proxy, the act of the majority so voting binds all;

(c)           If more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally;

(d)           If the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes of this subsection shall be a majority or a vote evenly split in interest;

(e)           The principles of this subsection shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum;

(f)           Subject to Section 3.08 of these bylaws, nothing herein contained shall prevent trustees or other fiduciaries holding shares registered in the name of a nominee from causing such shares to be voted by such nominee as the trustee or other fiduciary may direct.  Such nominee may vote shares as directed by a trustee or their fiduciary without the necessity of transferring the shares to the name of the trustee or other fiduciary.

Section 3.07.                      Proxies.

(1)           A shareholder, other person entitled to vote on behalf of a shareholder pursuant to Section 3.06 of these bylaws, or attorney in fact may vote the shareholder's shares in person or by proxy.

(2)           A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney in fact.  An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, or equivalent reproduction of an appointment form, is a sufficient appointment form.

(3)           An appointment of a proxy is effective when received by the secretary or other officer or agent authorized to tabulate votes.  An appointment is valid for up to 11 months unless a longer period is expressly provided in the appointment form.

(4)           The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

(5)           An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.  Appointments coupled with an interest include the appointment of:  (a) a pledgee; (b) a person who purchased or agreed to purchase the shares; (c) a creditor of the corporation who extended credit to the corporation under terms requiring the appointment; (d) an employee of the corporation whose employment contract requires the appointment; or (e) a party to a voting agreement created in accordance with the Act.

(6)           An appointment made irrevocable under this section becomes revocable when the interest with which it is coupled is extinguished and, in a case provided for in Subsection 5(c) or 5(d), the proxy becomes revocable three years after the date of the proxy or at the end of the period, if any, specified herein, whichever is less, unless the period of irrevocability is renewed from time to time by the execution of a new irrevocable proxy as provided in this section.  This does not affect the duration of a proxy under subsection (3).

(7)           A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if he did not know of its existence when he acquired the shares and the existence of the irrevocable appointment was not noted conspicuously on the certificate representing the shares or on the information statement for shares without certificates.

(8)           Subject to Section 3.09 of these bylaws and to any express limitation on the proxy's authority appearing on the face of the appointment form, a corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

(9)           If an appointment form expressly provides, any proxy holder may appoint, in writing, a substitute to act in his place.

Section 3.08.                      Shares Held by Nominees.

(1)           The corporation may establish a procedure by which the beneficial owner of shares that are registered in the name of a nominee is recognized by the corporation as the shareholder.  The extent of this recognition may be determined in the procedure.

(2)           The procedure may set forth (a) the types of nominees to which it applies; (b) the rights or privileges that the corporation recognizes in a beneficial owner; (c) the manner in which the procedure is selected by the nominee; (d) the information that must be provided when the procedure is selected; (e) the period for which selection of the procedure is effective; and (f) other aspects of the rights and duties created.

Section 3.09.                      Corporation's Acceptance of Votes.

(1)           If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith is entitled to accept the vote, consent waiver, or proxy appointment and give it effect as the act of the shareholder.

(2)           If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation if acting in good faith is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if: (a) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity; (b) the name signed purports to be that of an administrator, executor, guardian, personal representative, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment; (c) the name signed purports to be that of a receiver, trustee in bankruptcy, or assignee for the benefit of creditors of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment; (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney in fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or (e) two or more persons are the shareholder as covenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

(3)           The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

(4)           The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

(5)           Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

Section 3.10.                      Action by Shareholders Without Meeting.

(1)           Any action required or permitted by the Act to be taken at any annual or special meeting of shareholders of the corporation may be taken without a meeting, without prior notice and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.  In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the corporation by delivery to its principal office in this state, its principal place of business, the corporate secretary, or another office or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded.  No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent is delivered in the manner required by this section, written consent signed by the number of holders required to take action is delivered to the corporation by delivery as set forth in this section.

(2)           Within 10 days after obtaining such authorization by written consent, notice in accordance with Section 607.0704(3) of the Act must be given to those shareholders who have not consented in writing.

ARTICLE IV

Board of Directors and Officers

Section 4.01.                      Qualifications of Directors.

Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Florida or shareholders of the corporation.

Section 4.02.                      Number of Directors.

(1)           The board of directors shall consist of not less than one nor more than nine individuals.

(2)           The number of directors may be increased or decreased from time to time by amendment to these bylaws.

(3)           Directors are elected at the first annual shareholders' meeting and at each annual meeting thereafter unless their terms are staggered under Section 4.04 of these bylaws.

Section 4.03.                      Terms of Directors Generally.

(1)           The terms of the initial directors of the corporation expire at the first shareholders' meeting at which directors are elected.
(2)           The terms of all other directors expire at the next annual shareholders' meeting following their election unless their terms are staggered under Section 4.04 of these bylaws.

(3)           A decrease in the number of directors does not shorten an incumbent director's term.

(4)           The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected.

(5)           Despite the expiration of a director's term, he continues to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

Section 4.04.                      Staggered Terms for Directors.

The directors of any corporation organized under the Act may, by the articles of incorporation, or by amendment to these bylaws adopted by a vote of the shareholders, be divided into one, two or three classes with the number of directors in each class being as nearly equal as possible; the term of office of those of the first class to expire at the annual meeting next ensuing; of the second class one year thereafter; at the third class two years thereafter; and at each annual election held after such classification and election, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire.  If the directors have staggered terms, then any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

Section 4.05.                      Vacancy on Board.

(1)           Whenever a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, it may be filled by the affirmative vote of a majority of the remaining directors.

(2)           A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

Section 4.06.                      Compensation of Directors.

The board of directors may fix the compensation of directors.

Section 4.07.                      Meetings.

(1)           The board of directors may hold regular or special meetings in or out of the State of Florida.

(2)           A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the board of directors to another time and place.  Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

(3)           Meetings of the board of directors may be called by the chairman of the board or by the president.

(4)           The board of directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting.  A director participating in a meeting by this means is deemed to be present in person at the meeting.

Section 4.08.                      Action by Directors Without a Meeting.

(1)           Action required or permitted by the Act to be taken at a board of directors' meeting or committee meeting may be taken without a meeting if the action is taken by all members of the board or of the committee.  The action must be evidenced by one or more written consents describing the action taken and signed by each director or committee member.

(2)           Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date.

(3)           A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

Section 4.09.                      Notice of Meetings.

Regular and special meetings of the board of directors may be held without notice of the date, time, place, or purpose of the meeting.

Section 4.10.                      Waiver of Notice.

Notice of a meeting of the board of directors need not be given to any director who signs a waiver of notice either before or after the meeting.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Section 4.11.                      Quorum and Voting.

(1)           A quorum of a board of directors consists of a majority of the number of directors prescribed by the articles of incorporation or these bylaws.

(2)           If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the board of directors.

(3)           A director of a corporation who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless:

(a)           He objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting specified business at the meeting; or

(b)           He votes against or abstains from the action taken.

Section 4.12.                      Committees.

(1)           The board of directors, by resolution adopted by a majority of the full board of directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the board of directors, except that no such committee shall have the authority to:

(a)           Approve or recommend to shareholders actions or proposals required by the Act to be approved by shareholders.

(b)           Fill vacancies on the board of directors or any committee thereof.

(c)           Adopt, amend, or repeal these bylaws.

(d)           Authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the board of directors.

(e)           Authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the board of directors.

(2)           The sections of these bylaws which govern meetings, notice and waiver of notice, and quorum and voting requirements of the board of directors apply to committees and their members as well.

(3)           Each committee must have two or more members who serve at the pleasure of the board of directors.  The board, by resolution adopted in accordance herewith, may designate one or more directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee.

(4)           Neither the designation of any such committee, the delegation thereto of authority, nor action by such committee pursuant to such authority shall alone constitute compliance by any member of the board of directors not a member of the committee in question with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4.13.                      Loans to Officers, Directors, and Employees; Guaranty of Obligations.

The corporation may lend money to, guaranty any obligation of, or otherwise assist any officer, director, or employee of the corporation or of a subsidiary, whenever, in the judgment of the board of directors, such loan, guaranty, or assistance may reasonably be expected to benefit the corporation.  The loan, guaranty, or other assistance may be with or without interest and may be unsecured or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.  Nothing in this section shall be deemed to deny, limit, or restrict the powers of guaranty or warranty of any corporation at common law or under any statute.  Loans, guaranties, or other types of assistance are subject to section 4.19.

Section 4.14.                      Required Officers.

(1)           The corporation shall have such officers as the board of directors may appoint from time to time.

(2)           A duly appointed officer may appoint one or more assistant officers.

(3)           The board of directors shall delegate to one of the officers responsibility for preparing minutes of the directors' and shareholders' meetings and for authenticating records of the corporation.

(4)           The same individual may simultaneously hold more than one office in the corporation.

Section 4.15.                      Duties of Officers.

Each officer has the authority and shall perform the duties set forth in a resolution or resolutions of the board of directors or by direction of any officer authorized by the board of directors to prescribe the duties of other officers.

Section 4.16.                      Resignation and Removal of Officers.

(1)           An officer may resign at any time by delivering notice to the corporation.  A resignation is effective when the notice is delivered unless the notice specifies a later effective date.  If a resignation is made effective at a later date and the corporation accepts the future effective date, the board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date.

(2)           The board of directors may remove any officer at any time with or without cause.  Any assistant officer, if appointed by another officer, may likewise be removed by the board of directors or by the officer which appointed him in accordance with these bylaws.

Section 4.17.                      Contract Rights of Officers.

The appointment of an officer does not itself create contract rights.

Section 4.18.                      General Standards for Directors.

(1)  A director shall discharge his duties as a director, including his duties as a member of a committee:

(a)           In good faith;

(b)           With the care an ordinarily prudent person in a like position would exercise under similar circumstances; and

(c)           In a manner he reasonably believes to be in the best interests of the corporation.

(2)           In discharging his duties, a director is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by:

(a)           One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(b)           Legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the persons' professional or expert competence; or

(c)           A committee of the board of directors of which he is not a member if the director reasonably believes the committee merits confidence.

(3)           In discharging his duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

(4)           A director is not acting in good faith if he has knowledge concerning the matter in question that makes reliance otherwise permitted by subsection (2) unwarranted.

(5)           A director is not liable for any action taken as a director, or any failure to take any action, if he performed the duties of his office in compliance with this section.

Section 4.19.                      Director Conflicts of Interest.

No contract or other transaction between a corporation and one or more interested directors shall be either void or voidable because of such relationship or interest, because such director or directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose, if:

(1)           The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves or ratifies the contract or transactions by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(2)           The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(3)           The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee or the shareholders.

Common or interested directors may be counted in determining the presence of a quorum at the meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

For the purpose of paragraph (2) above, a conflict of interest transaction is authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection.  Shares owned by or voted under the control of a director who has a relationship or interest in the conflict of interest transaction may not be counted in a vote of shareholders to determine whether to authorize, approve or ratify a conflict of interest transaction under paragraph (2).  The vote of those shares, however, is counted in determining whether the transaction is approved under other sections of the Act.  A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this subsection constitutes a quorum for the purpose of taking action under this section.

Section 4.20.                      Resignation of Directors.

A director may resign at any time by delivering written notice to the board of directors or its chairman or to the corporation.

A resignation is effective when the notice is delivered unless the notice specifies a later effective date.  If a resignation is made effective at a later date, the board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date.
ARTICLE V

Indemnification of Directors, Officers,
 Employees and Agents

Section 5.01.                      Directors, Officers, Employees and Agents.

(1)           The corporation shall have power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(2)           The corporation shall have power to indemnify any person, who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof.  Such indemnification shall be authorized if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(3)           To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsections (1) or (2), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

(4)           Any indemnification under subsections (1) or (2), unless pursuant to a determination by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (1) or (2).  Such determination shall be made:

(a)           By the board of directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding;

(b)           If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the board of directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

(c)           By independent legal counsel:

(i)           Selected by the board of directors prescribed in paragraph (a) or the committee prescribed in paragraph (b); or

(ii)           If a quorum of the directors cannot be obtained for paragraph (a) and the committee cannot be designed under paragraph (b), selected by majority vote of the full board of directors (in which directors who are parties may participate); or

(d)           By the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

(5)           Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible.  However, if the determination of permissibility is made by independent legal counsel, persons specified by paragraph (4)(c) shall evaluate the reasonableness of expenses and may authorize indemnification.

(6)           Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation pursuant to this section.  Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

(7)           The indemnification and advancement of expenses provided pursuant to this section are not exclusive, and the corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.  However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

(a)           A violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

(b)           A transaction from which the director, officer, employee, or agent derived an improper personal benefit;

(c)           In the case of a director, a circumstance under which the liability provisions of Section 607.0834 under the Act are applicable; or

(d)           Willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

(8)           Indemnification and advancement of expenses as provided in this section shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

(9)           Notwithstanding the failure of the corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction.  On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

(a)           The director, officer, employee, or agent if entitled to mandatory indemnification under subsection (3), in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

(b)           The director, officer, employee, or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the corporation of its power pursuant to subsection (7); or

(c)           The director, officer, employee, or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth in subsection (1), subsection (2) or subsection (7).

(10)           For purposes of this section, the term "corporation" includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee, or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(11)           For purposes of this section:

(a)           The term "other enterprises" includes employee benefit plans;

(b)           The term "expenses" includes counsel fees, including those for appeal;

(c)           The term "liability" includes obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred with respect to a proceeding;

(d)           The term "proceeding" includes any threatened, pending, or completed action, suit or other type of proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal;

(e)           The term "agent" includes a volunteer;

(f)           The term "serving at the request of the corporation" includes any service as a director, officer, employee, or agent of the corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries; and

(g)           The term "not opposed to the best interest of the corporation" describes the actions of a person who acts in good faith and in a manner he reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.

(12)           The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

ARTICLE VI

Office and Agent

Section 6.01.                      Registered Office and Registered Agent.

(1)           The corporation shall have and continuously maintain in the State of Florida:

(a)           A registered office which may be the same as its place of business; and
(b)           A registered agent, who, may be either:

(i)           An individual who resides in the State of Florida whose business office is identical with such registered office; or

(ii)           Another corporation or not-for-profit corporation as defined in Chapter 617 of the Act, authorized to transact business or conduct its affairs in the State of Florida, having a business office identical with the registered office; or

(iii)           A foreign corporation or not-for-profit foreign corporation authorized pursuant to chapter 607 or chapter 617 of the Act to transact business or conduct its affairs in the State of Florida, having a business office identical with the registered office.

Section 6.02.                      Change of Registered Office or Registered Agent; Resignation of Registered Agent.

(1)           The corporation may change its registered office or its registered agent upon filing with the Department of State of the State of Florida a statement of change setting forth:

(a)           The name of the corporation;

(b)           The street address of its current registered office;

(c)           If the current registered office is to be changed, the street address of the new registered office;

(d)           The name of its current registered agent;

(e)           If its current registered agent is to be changed, the name of the new registered agent and the new agent's written consent (either on the statement or attached to it) to the appointment;

(f)           That the street address of its registered office and the street address of the business office of its registered agent, as changed, will be identical;

(g)           That such change was authorized by resolution duly adopted by its board of directors or by an officer of the corporation so authorized by the board of directors.

ARTICLE VII

Shares, Options, Dividends and Distributions

Section 7.01.                      Authorized Shares.

(1)           The articles of incorporation prescribe the classes of shares and the number of shares of each class that the corporation is authorized to issue, as well as a distinguishing designation for each class, and prior to the issuance of shares of a class the preferences, limitations, and relative rights of that class must be described in the articles of incorporation.

(2)           The articles of incorporation must authorize:

(a)           One or more classes of shares that together have unlimited voting rights, and

(b)           One or more classes of shares (which may be the same class or classes as those with voting rights) that together are entitled to receive the net assets of the corporation upon dissolution.

(3)           The articles of incorporation may authorize one or more classes of shares that have special, conditional, or limited voting rights, or no rights, or no right to vote, except to the extent prohibited by the Act;

(a)           Are redeemable or convertible as specified in the articles of incorporation;

(b)           Entitle the holders to distributions calculated in any manner, including dividends that may be cumulative, non-cumulative, or partially cumulative;

(c)           Have preference over any other class of shares with respect to distributions, including dividends and distributions upon the dissolution of the corporation.

(4)           Shares which are entitled to preference in the distribution of dividends or assets shall not be designated as common shares.  Shares which are not entitled to preference in the distribution of dividends or assets shall be common shares and shall not be designated as preferred shares.

Section 7.02.                      Terms of Class or Series Determined by Board of Directors.

(1)           If the articles of incorporation so provide, the board of directors may determine, in whole or part, the preferences, limitations, and relative rights (within the limits set forth in Section 7.01) of:

(a)           Any class of shares before the issuance of any shares of that class, or

(b)           One or more series within a class before the issuance of any shares of that series.

(2)           Each series of a class must be given a distinguishing designation.

(3)           All shares of a series must have preferences, limitations, and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, of those of other series of the same class.

(4)           Before issuing any shares of a class or series created under this section, the corporation must deliver to the Department of State of the State of Florida for filing articles of amendment, which are effective without shareholder action, in accordance with Section 607.0602 of the Act.

Section 7.03.                      Issued and Outstanding Shares.

(1)           A corporation may issue the number of shares of each class or series authorized by the articles of incorporation.  Shares that are issued are outstanding shares until they are reacquired, redeemed, converted, or canceled.

(2)           The reacquisition, redemption, or conversion of outstanding shares is subject to the limitations of subsection (3) and to Section 607.06401 of the Act.

(3)           At all times that shares of the corporation are outstanding, one or more shares that together have unlimited voting rights and one or more shares that together are entitled to receive the net assets of the corporation upon dissolution must be outstanding.

Section 7.04.                      Issuance of Shares.

(1)           The board of directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation.

(2)           Before the corporation issues shares, the board of directors must determine that the consideration received or to be received for shares to be issued is adequate.  That determination by the board of directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid, and non-assessable.  When it cannot be determined that outstanding shares are fully paid and non-assessable, there shall be a conclusive presumption that such shares are fully paid and non-assessable if the board of directors makes a good faith determination that there is no substantial evidence that the full consideration for such shares has not been paid.

(3)           When the corporation receives the consideration for which the board of directors authorized the issuance of shares, the shares issued therefor are fully paid and non-assessable.  Consideration in the form of a promise to pay money or a promise to perform services is received by the corporation at the time of the making of the promise, unless the agreement specifically provides otherwise.

(4)           The corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the note is paid, or the benefits received.  If the services are not performed, the shares escrowed or restricted and the distributions credited may be canceled in whole or part.

Section 7.05.                      Form and Content of Certificates.

(1)           Shares may but need not be represented by certificates.  Unless the Act or another statute expressly provides otherwise, the rights and obligations of shareholders are identical whether or not their shares are represented by certificates.

(2)           At a minimum, each share certificate must state on its face:

(a)           The name of the issuing corporation and that the corporation is organized under the laws of the State of Florida;

(b)           The name of the person to whom issued; and

(c)           The number and class of shares and the designation of the series, if any, the certificate represents.

(3)           If the shares being issued are of different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate.  Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder a full statement of this information on request and without charge.

(4)           Each share certificate:

(a)           Must be signed (either manually or in facsimile) by an officer or officers designated by the board of directors, and

(b)           May bear the corporate seal or its facsimile.

(5)           If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid.

(6)           Nothing in this section may be construed to invalidate any share certificate validly issued and outstanding under the Act on July 1, 1990.

Section 7.06.                      Shares Without Certificates.

(1)           The board of directors of the corporation may authorize the issue of some or all of the shares of any or all of its classes or series without certificates.  The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

(2)           Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information required on certificates by the Act.

Section 7.07.                      Restriction on Transfer of Shares and Other Securities.

(1)           The articles of incorporation, these bylaws, an agreement among shareholders, or an agreement between shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of the corporation.  A restriction does not affect shares issued before the restriction was adopted unless the holders of such shares are parties to the restriction agreement or voted in favor of the restriction.

(2)           A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section, and effected in compliance with the provisions of the Act, including having a proper purpose as referred to in the Act.

Section 7.08.                      Shareholder's Pre-emptive Rights.

The shareholders of the corporation do not have a pre-emptive right to acquire the corporation's unissued shares.

Section 7.09.                      Corporation's Acquisition of its Own Shares.

(1)            The corporation may acquire its own shares, and, unless otherwise provided in the articles of incorporation or except as provided in subsection (4), shares so acquired constitute authorized but unissued shares of the same class but undesignated as to series.

(2)           If the articles of incorporation prohibit the reissue of acquired shares, the number of authorized shares is reduced by the number of shares acquired, effective upon amendment of the articles of incorporation.

(3)           Articles of amendment may be adopted by the board of directors without shareholder action, shall be delivered to the Department of State of the State of Florida for filing, and shall set forth the information required by Section 607.0631 of the Act.

(4)           Shares of the corporation in existence on June 30, 1990, which are treasury shares under Section 607.004(18), Florida Statutes (1987), shall be issued, but not outstanding, until canceled or disposed of by the corporation.

Section 7.10.                      Share Options.

(1)           Unless the articles of incorporation provide otherwise, the corporation may issue rights, options, or warrants for the purchase of shares of the corporation.  The board of directors shall determine the terms upon which the rights, options, or warrants are issued, their form and content, and the consideration for which the shares are to be issued.

(2)           The terms and conditions of stock rights and options which are created and issued by the corporation, or its successor, and which entitle the holders thereof to purchase from the corporation shares of any class or classes, whether authorized by unissued shares, treasury shares, or shares to be purchased or acquired by the corporation, may include, without limitation, restrictions, or conditions that preclude or limit the exercise, transfer, receipt, or holding of such rights or options by any person or persons, including any person or persons owning or offering to acquire a specified number or percentage of the outstanding common shares or other securities of the corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.

Section 7.11.                      Terms and Conditions of Stock Rights and Options.

The terms and conditions of the stock rights and options which are created and issued by the corporation or its successor, and which entitle the holders thereof to purchase from the corporation shares of any class or classes, whether authorized but unissued shares, treasury shares, or shares to be purchased or acquired by the corporation, may include, without limitation, restrictions or conditions that preclude or limit the exercise, transfer, receipt or holding of such rights or options by any person or persons, including any person or persons owning or offering to acquire a specified number or percentage of the outstanding common shares or other securities of the corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.

Section 7.12.                      Share Dividends.

(1)           Shares may be issued pro rata and without consideration to the corporation's shareholders or to the shareholders of one or more classes or series.  An issuance of shares under this subsection is a share dividend.

(2)           Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless:

(a)           The articles of incorporation so authorize,

(b)           A majority of the votes entitled to be cast by the class or series to be issued approves the issue, or

(c)           There are no outstanding shares of the class or series to be issued.

(3)           If the board of directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date of the board of directors authorizes the share dividend.

Section 7.13.                      Distributions to Shareholders.

(1)           The board of directors may authorize and the corporation may make distributions to its shareholders subject to restriction by the articles of incorporation and the limitations in subsection (3).

(2)           If the board of directors does not fix the record date for determining shareholders entitled to a distribution (other than one involving a purchase, redemption, or other acquisition of the corporation's shares), it is the date the board of directors authorizes the distribution.

(3)           No distribution may be made if, after giving it effect:

(a)           The corporation would not be able to pay its debts as they become due in the usual course of business; or

(b)           The corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

(4)           The board of directors may base a determination that a distribution is not prohibited under subsection (3) either on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances.  In the case of any distribution based upon such a valuation, each such distribution shall be identified as a distribution based upon a current valuation of assets, and the amount per share paid on the basis of such valuation shall be disclosed to the shareholders concurrent with their receipt of the distribution.

(5)           Except as provided in subsection (7), the effect of a distribution under subsection (3) is measured;

(a)           In the case of distribution by purchase, redemption, or other acquisition of the corporation's shares, as of the earlier of:

(i)           The date money or other property is transferred or debt incurred by the corporation, or
(ii)           The date the shareholder ceases to be a shareholder with respect to the acquired shares;

(b)           In the case of any other distribution of indebtedness, as of the date the indebtedness is distributed;

(c)           In all other cases, as of:

(i)           The date the distribution is authorized if the payment occurs within 120 days after the date of authorization, or

(ii)           The date the payment is made if it occurs more than 120 days after the date of authorization.

(6)           A corporation's indebtedness to a shareholder incurred by reason of a distribution made in accordance with this section is at parity with the corporation's indebtedness to its general, unsecured creditors except to the extent subordinated by agreement.

(7)           Indebtedness of the corporation, including indebtedness issued as a distribution, is not considered a liability for purposes of determinations under subsection (3) if its terms provide that payment of principal and interest are made only if and to the extent that payment of a distribution to shareholders could then be made under this section.  If the indebtedness is issued as a distribution, each payment of principal or interest is treated as a distribution, the effect of which is measured on the date the payment is actually made.

ARTICLE VIII

Amendment of Articles and Bylaws

Section 8.01.                      Authority to Amend the Articles of Incorporation.

(1)           The corporation may amend its articles of incorporation at any time to add or change a provision that is required or permitted in the articles of incorporation or to delete a provision not required in the articles of incorporation.  Whether a provision is required or permitted in the articles of incorporation is determined as of the effective date of the amendment.

(2)           A shareholder of the corporation does not have a vested property right resulting from any provision in the articles of incorporation, including provisions relating to management, control, capital structure, dividend entitlement, or purpose or duration of the corporation.

Section 8.02.                      Amendment by Board of Directors.

The corporation's board of directors may adopt one or more amendments to the corporation's articles of incorporation without shareholder action:

(1)           To extend the duration of the corporation if it was incorporated at a time when limited duration was required by law;

(2)           To delete the names and addresses of the initial directors;

(3)           To delete the name and address of the initial registered agent or registered office, if a statement of change is on file with the Department of State of the State of Florida;

(4)           To delete any other information contained in the articles of incorporation that is solely of historical interest;

(5)           To change each issued and unissued authorized share of an outstanding class into a greater number of whole shares if the corporation has only shares of that class outstanding;

(6)           To delete the authorization for a class or series of shares authorized pursuant to Section 607.0602 of the Act, if no shares of such class or series have been issued;

(7)           To change the corporate name by substituting the word "corporation," "incorporated," or "company," or the abbreviation "corp.," Inc.," or Co.," for a similar word or abbreviation in the name, or by adding, deleting, or changing a geographical attribution for the name; or

(8)           To make any other change expressly permitted by the Act to be made without shareholder action.

Section 8.03.                      Amendment of Bylaws by Board of Directors.

The corporation's board of directors may amend or repeal the corporation's bylaws unless the Act reserves the power to amend a particular bylaw provision exclusively to the shareholders.

Section 8.04.                      Bylaw Increasing Quorum or Voting Requirements for Directors.

(1)           A bylaw that fixes a greater quorum or voting requirement for the board of directors may be amended or repealed:

(a)           If originally adopted by the shareholders, only by the shareholders;

(b)           If originally adopted by the board of directors, either by the shareholders or by the board of directors.

(2)           A bylaw adopted or amended by the shareholders that fixes a greater quorum or voting requirement for the board of directors may provide that it may be amended or repealed only by a specified vote of either the shareholders or the board of directors.

(3)           Action by the board of directors under paragraph (1)(b) to adopt or amend a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

ARTICLE IX

Records and Reports

Section 9.01.                      Corporate Records.

(1)           The corporation shall keep as permanent records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation.

(2)           The corporation shall maintain accurate accounting records.

(3)           The corporation or its agent shall maintain a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

(4)           The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

(5)           The corporation shall keep a copy of the following records:

(a)           Its articles or restated articles of incorporation and all amendments to them currently in effect;

(b)           Its bylaws or restated bylaws and all amendments to them currently in effect;

(c)           Resolutions adopted by the board of directors creating one or more classes or series of shares and finding their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

(d)           The minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three years;

(e)           Written communications to all shareholders generally or all shareholders of a class or series within the past three years, including the financial statements furnished for the past three years;

(f)           A list of the names and business street addresses of its current directors and officers; and

(g)           Its most recent annual report delivered to the Department of State of the State of Florida.

Section 9.02.                      Financial Statements for Shareholders.

(1)           Unless modified by resolution of the shareholders within 120 days of the close of each fiscal year, the corporation shall furnish its shareholders annual financial statements which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year.  If financial statements are prepared for the corporation on the basis of generally-accepted accounting principles, the annual financial statements must also be prepared on that basis.

(2)           If the annual financial statements are reported upon by a public accountant, his report must accompany them.  If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation's accounting records:

(a)           Stating his reasonable belief whether the statements were prepared on the basis of generally-accepted accounting principles and, if not, describing the basis of preparation; and

(b)           Describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

(3)           The corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the corporation to prepare its financial statements, if for reasons beyond the corporation's control, it is unable to prepare its financial statements within the prescribed period.  Thereafter, on written request from a shareholder who was not mailed the statements, the corporation shall mail him the latest annual financial statements.

Section 9.03.                      Other Reports to Shareholders.

(1)           If the corporation indemnifies or advances expenses to any director, officer, employee or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the corporation, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting, or prior to such meeting if the indemnification or advance occurs after the giving of such notice but prior to the time such meeting is held, which report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(2)           If the corporation issues or authorizes the issuance of shares for promises to render services in the future, the corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the corporation, with or before the notice of the next shareholders' meeting.

Section 9.04.                      Annual Report for Department of State.

(1)           The corporation shall deliver to the Department of State of the State of Florida for filing a sworn annual report on such forms as the Department of State of the State of Florida prescribes that sets forth the information prescribed by Section 607.1622 of the Act.

(2)           Proof to the satisfaction of the Department of State of the State of Florida on or before July 1 of each calendar year that such report was deposited in the United States mail in a sealed envelope, properly addressed with postage prepaid, shall be deemed in compliance with this requirement.

(3)           Each report shall be executed by the corporation by an officer or director or, if the corporation is in the hands of a receiver or trustee, shall be executed on behalf of the corporation by such receiver or trustee, and the signing thereof shall have the same legal effect as if made under oath, without the necessity of appending such oath thereto.

(4)           Information in the annual report must be current as of the date the annual report is executed on behalf of the corporation.

(5)           Any corporation failing to file an annual report which complies with the requirements of this section shall not be permitted to maintain or defend any action in any court of this state until such report is filed and all fees and taxes due under the Act are paid and shall be subject to dissolution or cancellation of its certificate of authority to do business as provided in the Act.

ARTICLE X

Miscellaneous

Section 10.01.                                Definition of the "Act".

All references contained herein to the "Act" or to sections of the "Act" shall be deemed to be in reference to the Florida Business Corporation Act.

Section 10.02.                                Application of Florida Law.

Whenever any provision of these bylaws is inconsistent with any provision of the Florida Business Corporation Act, Statutes 607, as they may be amended from time to time, then in such instance Florida law shall prevail.

Section 10.03.                                Fiscal Year.

The fiscal year of the corporation shall be determined by resolution of the board of directors.

Section 10.04.                                Conflicts with Articles of Incorporation.

In the event that any provision contained in these bylaws conflicts with any provision of the corporation's articles of incorporation, as amended from time to time, the provisions of the articles of incorporation shall prevail and be given full force and effect, to the full extent permissible under the Act.

Section 10.05.  Emergency Bylaws.

In the event of an emergency, as currently or hereafter defined or described under Section 607.02.07 of the Florida Business Corporation Act, and if there are no officers or directors in office or serving based on death, incapacity or resignation, the corporation, acting through shareholders representing a majority in interest of shares and who purport to be shareholders of the corporation, shall have a right to designate one or more persons to serve as director or directors of the corporation until formal procedures can be established in order to elect a director or directors to serve on the board of directors of the corporation.  In the event the number of shareholders shall ultimately be determined not to be a majority in interest of the shareholder interest of the corporation, the actions taken by such shareholders, on the good faith belief that they are acting as a majority in interest of the shareholders of the corporation, shall be deemed valid and proper.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MARCH 15, 2010 AT 1:00 PM
CONTROL ID:
PROXY ID:
PASSWORD:

The undersigned, a stockholder of China Direct Industries Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Lazarus Rothstein, proxy with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at its corporate offices located at 431 Fairway Drive, Suite 200 Deerfield Beach, Florida, 33441-1856 on Monday March 15, 2010 at 1:00 P.M., eastern standard time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by fax, please DO NOT mail your proxy card.

ABC HOLDER 400 MY STREET CHICAGO IL 60605
MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com

ANNUAL MEETING OF THE STOCKHOLDERS OF CHINA DIRECT INDUSTRIES INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: 

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROPOSAL 1			FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect a board of directors consisting of six members;					CONTROL ID:
	Dr. Yuejian (James) Wang					PROXY ID:
	Mr. David Barnes					PASSWORD:
	Mr. Sheldon Steiner				
	Mr. Yuwei Huang				
	Dr. Philip Y. Shen				
Mr. Adam Wasserman
PROPOSAL 2			FOR	AGAINST	ABSTAIN
	To ratify the appointment of Sherb & Co., LLP as our independent registered public accountants;				
PROPOSAL 3			FOR	AGAINST	ABSTAIN

To approve an amendment to our Bylaws to decrease the quorum requirement for meetings of our shareholders to one-third (1/3) of the voting power of our issued and outstanding shares entitled to vote, whether represented in person or by proxy at shareholder meetings.
					
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: 
MARK HERE FOR ADDRESS CHANGE □
New Address (if applicable):
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS 1 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2010

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)